                                               Registration No. 333-62369

              SECURITIES  AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM S-6

      FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
      SECURITIES OF UNIT INVESTMENT TRUST REGISTERED ON FORM
                           N8B-2

               Post-Effective Amendment No. 2

            ALLMERICA SELECT SEPARATE ACCOUNT II
     OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                (Exact Name of Registrant)

       FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                   440 Lincoln Street
                   Worcester, MA 01653
          (Address of Principal Executive Office)

                Mary Eldridge, Secretary
                  440 Lincoln Street
                  Worcester, MA 01653
      (Name and Address of Agent for Service of process)

    It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b)
     ---
      X on May 1, 2000 pursuant to paragraph (b)
     ---
        60 days after filing pursuant to paragraph (a)(1)
     ---
        on (date) pursuant to paragraph (a)(1) of rule (485)
     ---
        this post-effective amendment designates a new effective date
     ---
        for a previously filed post-effective amendment.

                FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 (1940 Act), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 (1933 Act). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1999 was filed on or before March 30, 2000.

               RECONCILIATION AND TIE BETWEEN ITEMS
                 IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8b-2          Caption in Prospectus
------------         ---------------------
1....................Cover Page
2....................Cover Page
3....................Not Applicable
4....................Distribution
5....................First Allmerica Financial Life Insurance Company, The Variable Account
6....................The Variable Account
7....................Not Applicable
8....................Not Applicable
9....................Legal Proceedings
10...................Summary; Description of First Allmerica Financial Life Insurance
                     Company, The Variable Account and the Underlying Funds; The Contract;
                     Contract Termination and Reinstatement; Other Contract Provisions
11...................Summary; Allmerica Investment Trust; Investment Objectives and Policies
12...................Summary; Allmerica Investment Trust
13...................Summary; Allmerica Investment Trust; Investment Advisory Services to
                     Allmerica Investment Trust; Charges and Deductions
14...................Summary; Application for a Contract
15...................Summary; Application for a Contract; Premium Payments; Allocation of Net
                     Premiums
16...................The Variable Account; Allmerica Investment Trust; Allocation of Net
                     Premiums
17...................Summary; Surrender; Partial Withdrawal; Charges and Deductions; Contract
                     Termination and Reinstatement
18...................The Variable Account; Allmerica Investment Trust; Premium Payments
19...................Reports; Voting Rights
20...................Not Applicable
21...................Summary; Contract Loans; Other Contract Provisions
22...................Other Contract Provisions
23...................Not Required
24...................Other Contract Provisions
25...................First Allmerica Financial Life Insurance Company
26...................Not Applicable
27...................First Allmerica Financial Life Insurance Company
28...................Directors and Principal Officers of Allmerica Financial
29...................First Allmerica Financial Life Insurance Company
30...................Not Applicable
31...................Not Applicable
32...................Not Applicable
33...................Not Applicable
34...................Not Applicable
35...................Distribution
36...................Not Applicable
37...................Not Applicable
38...................Summary; Distribution
39...................Summary; Distribution
40...................Not Applicable
41...................First Allmerica Financial Life Insurance Company; Distribution
42...................Not Applicable


43...................Not Applicable
44...................Premium Payments; Contract Value and Cash Surrender Value
45...................Not Applicable
46...................Contract Value and Cash Surrender Value; Federal Tax Considerations
47...................First Allmerica Financial Life Insurance Company
48...................Not Applicable
49...................Not Applicable
50...................The Variable Account
51...................Cover Page; Summary; Charges and Deductions; The Contract; Contract
                     Termination and Reinstatement; Other Contract Provisions
52...................Addition, Deletion or Substitution of Investments
53...................Federal Tax Considerations
54...................Not Applicable
55...................Not Applicable
56...................Not Applicable
57...................Not Applicable
58...................Not Applicable
59...................Not Applicable

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                             ALLMERICA SELECT LIFE



This Prospectus provides important information about Allmerica Select Life, an individual flexible payment variable life insurance policy issued by First Allmerica Financial Life Insurance Company. The Policies are funded through the Allmerica Select Separate Account II, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.



The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Fidelity Variable Insurance Products Fund, and T. Rowe Price International Series, Inc.:



FUND                                           MANAGER
---------------------------------------------  ------------------------------------------------
Select Emerging Markets Fund                   Schroder Investment Management North America
Select International Equity Fund               Inc.
T. Rowe Price International Stock Portfolio    Bank of Ireland Asset Management (U.S.) Limited
Select Aggressive Growth Fund                  Rowe Price-Fleming International, Inc.
Select Capital Appreciation Fund               Nicholas-Applegate Capital Management, L.P.
Select Value Opportunity Fund                  T. Rowe Price Associates, Inc.
Select Growth Fund                             Cramer Rosenthal McGlynn, LLC
Select Strategic Growth Fund                   Putnam Investment Management, Inc.
Fidelity VIP Growth Portfolio                  TCW Investment Management Company
Select Growth and Income Fund                  Fidelity Management & Research Company
Fidelity VIP Equity-Income Portfolio           J. P. Morgan Investment Management Inc.
Fidelity VIP High Income Portfolio             Fidelity Management & Research Company
Select Income Fund*                            Fidelity Management & Research Company
Money Market Fund                              Standish, Ayer & Wood, Inc.
                                               Allmerica Asset Management, Inc.



*The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000.


Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the date of issue or an increase in face amount.

THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


CORRESPONDENCE MAY BE MAILED TO:         DATED MAY 1, 2000
ALLMERICA SELECT                         440 LINCOLN STREET
P.O. BOX 8179                            WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8179                    (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................      4
SUMMARY OF FEES AND CHARGES.................................      7
SUMMARY OF POLICY FEATURES..................................     10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS..........................................     17
INVESTMENT OBJECTIVES AND POLICIES..........................     19
SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND............     21
THE POLICY
  Applying for a Policy.....................................     22
  Free-Look Period..........................................     22
  Conversion Privilege......................................     23
  Payments..................................................     23
  Allocation of Net Payments................................     24
  Transfer Privilege........................................     25
  Death Benefit.............................................     26
  Guaranteed Death Benefit Rider............................     26
  Level Option and Adjustable Option........................     27
  Change to Level Option or Adjustable Option...............     29
  Change in Face Amount.....................................     30
  Policy Value..............................................     31
  Payment Options...........................................     32
  Optional Insurance Benefits...............................     32
  Surrender.................................................     33
  Partial Withdrawal........................................     33
  Paid-Up Insurance Option..................................     33
CHARGES AND DEDUCTIONS......................................     35
  Payment Expense Charge....................................     35
  Monthly Insurance Protection Charges......................     35
  Charges Against or Reflected in the Assets of the Variable
  Account...................................................     37
  Surrender Charge..........................................     38
  Partial Withdrawal Costs..................................     39
  Transfer Charges..........................................     40
  Charge for Change in Face Amount..........................     40
  Other Administrative Charges..............................     40
POLICY LOANS................................................     41
  Preferred Loan Option.....................................     41
  Loan Interest Charged.....................................     41
  Repayment of Outstanding Loan.............................     42
  Effect of Policy Loans....................................     42
  Policies Issued in Connection with TSA Plans..............     42
POLICY TERMINATION AND REINSTATEMENT........................     43
  Termination...............................................     43
  Reinstatement.............................................     43
OTHER POLICY PROVISIONS.....................................     44
  Policy Owner..............................................     44
  Beneficiary...............................................     44
  Assignment................................................     44
  Limit on Right to Challenge Policy........................     45
  Suicide...................................................     45
  Misstatement of Age or Sex................................     45

  Delay of Payments.........................................     45
FEDERAL TAX CONSIDERATIONS..................................     46
  The Company and the Variable Account......................     46
  Taxation of the Policies..................................     46
  Policy Loans..............................................     46
  Policies Issued in Connection with TSA Plans..............     47
  Modified Endowment Policies...............................     48
VOTING RIGHTS...............................................     48
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............     49
DISTRIBUTION................................................     50
REPORTS.....................................................     51
LEGAL PROCEEDINGS...........................................     51
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     51
FURTHER INFORMATION.........................................     52
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     52
  General Description.......................................     52
  Fixed Account Interest and Policy Loans...................     52
  Transfers, Surrenders, and Partial Withdrawals............     53
INDEPENDENT ACCOUNTANTS.....................................     53
FINANCIAL STATEMENTS........................................     53
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES...........    E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................    F-1
FINANCIAL STATEMENTS........................................  FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the Final Payment Date, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.


FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.


FIXED ACCOUNT: a guaranteed account of the General Account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): the following investment portfolios of Allmerica Investment Trust ("Trust"): Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"): Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The Guideline Annual Premium is the annual amount that would be payable through the Final Payment Date for the specified Level Option Death Benefit. We assume that:

    - The timing and amount of payments are fixed and paid at the start of the Policy year

    - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

    - Net investment earnings are at an annual effective rate of 5.0%

    - Fees and charges apply as set forth in the Policy and any Policy Riders

GUIDELINE MINIMUM SUM INSURED: the minimum Death Benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the PRODUCT of:

    - The Policy Value TIMES

    - A percentage based on the Insured's age


The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. For both the Level Option and the Adjustable Option, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.


INSURANCE PROTECTION AMOUNT: the Death Benefit less the Policy Value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit under either the Level Option or Adjustable Option MINUS

    - Any Outstanding Loan on the Insured's death and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges


Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under the Adjustable Option and on the date of death for the Level Option. If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option.


After the Final Payment Date, the Net Death Benefit generally is:

    - The Policy Value MINUS

    - Any Outstanding Loan

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the Death Benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, or a change in Death Benefit option (Level Option or Adjustable Option).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Policy Owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Policy PLUS

    - Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy Value in each Sub-Account bear to the total Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the Net asset value of the shares of any Funds and unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current Net asset value of the Sub-Accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES


WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

- From each payment, we will deduct a payment expense charge, currently 2.75%. The payment expense charge has three parts:

     PREMIUM TAX DEDUCTION -- A current premium tax deduction of 1.25% of payments represents our average expenses for state and local premium taxes.

     DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION -- A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

     FRONT-END SALES LOAD -- From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

- We deduct the following monthly charge from Policy Value:

     MONTHLY INSURANCE PROTECTION CHARGE -- This charge is the cost of insurance, including optional insurance benefits provided by Rider.

- The following expenses are charged against or reflected in the Variable
  Account:

     ADMINISTRATIVE CHARGE -- We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each Sub-Account. This charge helps compensate us for our expenses in administering the Variable Account and is eliminated after the tenth Policy year.

     MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

     FUND EXPENSES -- The Funds incur investment advisory fees and other expenses, which are reflected in the Variable Account. The levels of fees and expenses vary among the Funds.

- Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

     CHARGE FOR CHANGE IN FACE AMOUNT -- For each increase in Face Amount, we deduct a charge of $40 from Policy Value. This charge is for the underwriting and administrative costs of the change.

     CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

     TRANSFER CHARGE -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

     OTHER ADMINISTRATIVE CHARGES -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of monthly insurance protection charges among the various Sub-Accounts

       - Providing a projection of values

       - The charges below apply only if you surrender your Policy or make partial withdrawals:

     SURRENDER CHARGE -- This charge applies only on a full surrender or decrease in Face Amount within ten years of the date of issue or of an increase in Face Amount. The maximum surrender charge has two parts:

       - A deferred administrative charge of $8.50 per thousand dollars of the initial Face Amount or increase

       - A deferred sales charge of 28.5% of payments received or associated with the increase up to the Guideline Annual Premium for the increase

     The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above. For more information, see APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES.

     PARTIAL WITHDRAWAL COSTS -- We deduct from the Policy Value the following for partial withdrawals:

       - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

       - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

     The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies

     We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1999.

                                              MANAGEMENT FEE        OTHER EXPENSES       TOTAL FUND EXPENSES
                                                (AFTER ANY       (AFTER ANY APPLICABLE      ANY WAIVERS/
UNDERLYING FUND                             VOLUNTARY WAIVERS)      REIMBURSEMENTS)        REIMBURSEMENTS)
---------------                             ------------------   ---------------------     ---------------
Select Emerging Markets Fund..............        1.35%                  0.57%               1.92%(1)(2)
Select International Equity Fund..........        0.89%                  0.13%               1.02%(1)(2)
T. Rowe Price International Stock
 Portfolio................................        1.05%                  0.00%               1.05%
Select Aggressive Growth Fund.............        0.81%*                 0.06%               0.87%(1)(2)*
Select Capital Appreciation Fund..........        0.90%*                 0.07%               0.97%(1)*
Select Value Opportunity Fund.............        0.90%                  0.07%               0.97%(1)(2)
Select Growth Fund........................        0.78%                  0.05%               0.83%(1)(2)
Select Strategic Growth Fund..............        0.85%                  0.35%               1.20%(1)(2)
Fidelity VIP Growth Portfolio.............        0.58%                  0.08%               0.66%(3)
Select Growth and Income Fund.............        0.67%                  0.07%               0.74%(1)(2)
Fidelity VIP Equity-Income Portfolio......        0.48%                  0.09%               0.57%(3)
Fidelity VIP High Income Portfolio........        0.58%                  0.11%               0.69%
Select Income Fund........................        0.52%                  0.09%               0.61%(1)
Money Market Fund.........................        0.24%                  0.05%               0.29%(1)



* Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.



    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 1.01% for Select International Equity Fund, 1.88% for Select Emerging Markets, 0.84% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, and 0.73% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.56% for the Fidelity VIP Equity-Income Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.


    The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES



This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.



There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.


WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Adjustable Option Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a Beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Policy. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Policy is in effect. You may choose between two Death Benefit options. Under the Level Option, the Death Benefit is the Face Amount (the insurance applied for) or the Guideline Minimum Sum Insured (the minimum Death Benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the Death Benefit is either the sum of the Face Amount and Policy Value or the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges. However, after the Final Payment Date, the Net Death Benefit is the Policy Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider is not available in New York). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance)

    - 10 days after we mail to you a notice of withdrawal right

    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Where required by state law, your refund will be the GREATER of:

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the Funds for taxes, charges or fees

If your Policy does not provide for a full refund or if you purchased the Policy in New York as a replacement, you will receive:

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of fourteen Funds:


    Select Emerging Markets Fund
    Managed by Schroder Investment Management North America Inc.


    Select International Equity Fund
    Managed by Bank of Ireland Asset Management (U.S.) Limited

    T. Rowe Price International Stock Portfolio
    Managed by Rowe Price-Fleming International, Inc.

    Select Aggressive Growth Fund
    Managed by Nicholas-Applegate Capital Management, L.P.

    Select Capital Appreciation Fund
    Managed by T. Rowe Price Associates, Inc.

    Select Value Opportunity Fund
    Managed by Cramer Rosenthal McGlynn, LLC

    Select Growth Fund
    Managed by Putnam Investment Management, Inc.


    Select Strategic Growth Fund
    Managed by TCW Investment Management Company


    Fidelity VIP Growth Portfolio
    Managed by Fidelity Management & Research Company

    Select Growth and Income Fund
    Managed by J. P. Morgan Investment Management Inc.

    Fidelity VIP Equity-Income Portfolio
    Managed by Fidelity Management & Research Company

    Fidelity VIP High Income Portfolio
    Managed by Fidelity Management & Research Company

    Select Income Fund
    Managed by Standish, Ayer & Wood, Inc.

    Money Market Fund
    Managed by Allmerica Asset Management, Inc.

In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.



If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Policy. After this, we will allocate all amounts as you have chosen.


WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Policy's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by Allmerica Financial Investment Management Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $42.5 billion (as of December 31, 1999) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires.


For a listing of the Funds and their managers, see "What Are My Investment Choices?", above.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?


Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. Under present law, you will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?


The number and frequency of your payments are flexible, within limits.


WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Policy. You may also make partial withdrawals and surrender the Policy for its Surrender Value. There are two types of loans which may be available to you:

    - A preferred loan option is available to you upon Written Request after the first Policy year. It is available during Policy years 2-10 only if your Policy Value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the Loan Value as you request. The guaranteed annual interest rate credited to the Policy Value securing a preferred loan will be 8%.

    - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the Policy Value securing a non-preferred loan will be at least 6.0%. The current interest rate credited to non-preferred loans is 7.2%.

We will allocate Policy loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account.


A request for a preferred loan or partial withdrawal after the Final Payment Date or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."


You may surrender your Policy and receive its Surrender Value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to partial withdrawal costs. Under the Level Option, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the Beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the Funds

    - Adjust the Death Benefit by increasing or decreasing the Face Amount

    - Change your choice of Death Benefit options between the Level Option and Adjustable Option

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued or

    - The Outstanding Loan exceeds Policy Value less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in Face Amount, within limits. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. For more information, see "Guaranteed Death Benefit Rider."


If the Insured has not died, you may reinstate your Policy within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See POLICY TERMINATION AND REINSTATEMENT.


CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a Paid-Up Insurance option. If this option is elected, we will provide Paid-Up Insurance coverage, usually having a reduced Face Amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.

CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy Owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the Beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.


                            ------------------------


This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.



THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.



NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company, organized under the law of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. As of December 31, 1999, the Company and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with fourteen Sub-Accounts. Each Sub-Account invests in a fund of the Trust, Fidelity VIP or
T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the Variable Account by vote on October 12, 1993. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

Each Sub-Account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.


THE UNDERLYING FUNDS



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST



Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.


First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other Funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The Sub-Accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.


Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS.



AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.



The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:



    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 (1933 Act),



    - Other fees payable to the SEC,



    - Independent public accountant, legal and custodian fees,



    - Association membership dues, taxes, interest, insurance payments and brokerage commissions,



    - Fees and expenses of the Trustees who are not affiliated with AFIMS,



    - Expenses for proxies, prospectuses, reports to shareholders and other expenses.



Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the Funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the Funds are available on request. The investment objectives of the Funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.


SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.


SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming
International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your Written Request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR

    - Receipt of the notice of your right to transfer.

                SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND



On January 31, 2000, the Company, First Allmerica (collectively, the "Companies") and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Select Investment Grade Income Fund of Allmerica Investment Trust for shares of the Select Income Fund. To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.



The Select Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Allmerica Asset Management, Inc. is the Sub-Adviser of the Select Investment Grade Income Fund. For more information about the Select Investment Grade Income Fund, see the prospectus of the Trust.



Under the proposed substitution, during the period from February 14, 2000 until the date the Select Income Fund is replaced by the Select Investment Grade Income Fund, a Policy owner with value in the Sub-Account investing in the Select Income Fund may make one transfer of all amounts in that Sub-Account to and among any of the other Sub-Accounts and the Fixed Account. This transfer of all amounts from the Sub-Account investing in the Select Income Fund prior to the substitution date will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in each Policy year. In addition, on the date the proposed substitution is completed, a Policy Owner that has amounts invested in the Select Investment Grade Income Fund as a result of the substitution will have a period of 60 days to make one transfer of all amounts allocated to the Sub-Account investing in the Select Investment Grade Income Fund to any one or more of the investment options available under the Policy. This transfer will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in that Policy year. All Policy owners with value in the affected Sub-Account on the date the substitution is made will receive written notice that the substitution has been completed.



THE TERMS AND CONDITIONS OF THE PROPOSED SUBSTITUTION ARE SUBJECT TO CHANGE. IN PARTICULAR, THE TERMS AND CONDITIONS OF ANY SEC EXEMPTION ORDER, IF AND WHEN GRANTED, MAY REQUIRE CHANGES IN THE PROPOSED SUBSTITUTION.

                                   THE POLICY

APPLYING FOR A POLICY

We offer Policies to applicants 80 years old and under. After receiving a completed application or enrollment form from a prospective Policy Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy Owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of issuance and acceptance, we will allocate the payments to the Money Market Fund within two business days of receipt of the payments at our Principal Office. If the Policy is not issued and accepted, we will return to you the GREATER of:

- Your payments OR

- The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.

If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your Policy Value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with an extended right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

    - 10 days after we mail to you a notice of withdrawal right or

    - 60 days after your receive the Policy, if the Policy was purchased in New York as a replacement for an existing Policy.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank. Where required by state law, your refund will be the GREATER of

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the Funds for taxes, charges or fees

If your Policy does not provide for a full refund, or if you purchased to Policy in New York as a replacement, you will receive

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:

    - 45 days after the application or enrollment form for the increase is signed

    - 10 days after you receive the new Policy specification pages issued for the increase or

    - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your Policy Value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.


The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive Surrender Value at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT. During the first 48 Policy months following the date of issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or Policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.


Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, the addition or deletion of a Rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the Sub-Accounts. You may allocate payments to one or more of the Sub-Accounts. The minimum amount that you may allocate to a Sub-Account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


You may change the allocation of future net payments by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The Policy Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. We will make transfers at your Written Request or telephone request, as described in THE POLICY -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.)


TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS


The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account

    - Minimum period between transfers involving the Fixed Account

    - Maximum amounts that may be transferred from the Fixed Account

Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and


    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Policy Value under the Policy.


These rules are subject to change by the Company.


DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION


You may apply for automatic transfers:


    - From the Money Market Sub-Account to one or more of the other Sub-Accounts on a monthly, quarterly or semiannual schedule ("Dollar-Cost Averaging Option")



    - To reallocate Policy Value among the Sub-Accounts on a quarterly, semiannual or annual schedule ("Automatic Rebalancing Option").


Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, but does not reduce the remaining number of transfers that are free in a Policy year. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

SPECIAL TRANSFER PRIVILEGE UNDER PROPOSED SUBSTITUTION



The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000. Policy Owners who have amounts invested in the Sub-Account investing in the Select Income Fund have certain special transfer rights before and after the proposed substitution is completed. For more information, see INVESTMENT OBJECTIVES AND POLICIES -- Substitution of Shares of the Select Income Fund.


DEATH BENEFIT


The Policy provides two death benefit options: The Level Option and the Adjustable Option (for more information, see LEVEL OPTION AND ADJUSTABLE OPTION). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named Beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.


Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

    - Any other insurance on the Insured's life that is provided by Rider MINUS

    - Any Outstanding Loan and any partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies

After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is:

    - The Policy Value MINUS

    - Any Outstanding Loan


Where permitted by state law, we will compute the Net Death Benefit on



- The date we receive due proof of the Insured's death under the Adjustable Option OR



- The date of death for the Level Option.



If required by state law, we will compute the Net Death Benefit on the date of death for the Adjustable Option as well as for the Level Option.


GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN NEW YORK)

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Debt, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an Outstanding Loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from the Adjustable Death Benefit Option to the Level Death Benefit Option, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two Death Benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under the Level Option, the Death Benefit is the GREATER of the:

    - Face Amount OR

    - Guideline Minimum Sum Insured

Under the Adjustable Option, the Death Benefit is the GREATER of the:

    - Face Amount plus Policy Value OR

    - Guideline Minimum Sum Insured

Under both the Level Option and Adjustable Option, the Death Benefit provides insurance protection. Under the Level Option, the Death Benefit is level unless the Guideline Minimum Sum Insured exceeds the Face Amount; then, the Death Benefit varies as the Policy Value changes. Under the Adjustable Option, the Death Benefit always varies as the Policy Value changes.

At any Face Amount, the Death Benefit will be greater under the Adjustable Option than under the Level Option because the Policy Value is added to the Face Amount and included in the Death Benefit. However, the monthly insurance protection charge will be greater. Therefore, Policy Value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the Death Benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the Policy Value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Policy Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

Under the Level Option, a Policy with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Policy Value, if the Policy Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50. For example, a Policy with a Policy Value of $50,000 will have a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50); Policy Value of $60,000 will produce a Guideline Minimum Sum Insured of $150,000 ($60,000 X 2.50); and Policy Value of $75,000 will produce a Guideline Minimum Sum Insured of $187,500 ($75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the product of the Policy Value times the applicable percentage from the table in APPENDIX A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded $54,054

(rather than $40,000), and each dollar then added to or taken from Policy Value would change the Death Benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no Outstanding Loan.

Under the Adjustable Option, a Policy with a Face Amount of $100,000 will produce a Death Benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of $10,000 will produce a Death Benefit of $110,000 ($100,000 + $10,000); Policy Value of $25,000 will produce a Death Benefit of $125,000 ($100,000 + $25,000); Policy Value of $50,000 will produce a Death Benefit of $150,000 ($100,000 + $50,000). However, the Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50. For example, if the Policy Value is $70,000, the Guideline Minimum Sum Insured will be $175,000 ($70,000 X 2.50); Policy Value of $80,000 will produce a Guideline Minimum Sum Insured of $200,000 ($80,000 X 2.50); and Policy Value of $90,000 will produce a Guideline Minimum Sum Insured of $225,000 ($90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If, however, the product of the Policy Value times the applicable percentage is less than the Face Amount plus Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the Death Benefit must be at least
1.85 times the Policy Value. The Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the Death Benefit by $1.85.

CHANGE TO LEVEL OPTION OR ADJUSTABLE OPTION

You may change the Death Benefit option once each Policy year by Written Request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the Written Request. We will impose no charge for changes in Death Benefit options.

If you change the Level Option to the Adjustable Option, we will decrease the Face Amount to equal:

    - The Death Benefit MINUS

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount unless the Guideline Minimum Sum Insured applies.

If you change the Adjustable Option to the Level Option, we will increase the Face Amount by the Policy Value on the date of the change. The Death Benefit will be the GREATER of:

    - The new Face Amount or

    - The Guideline Minimum Sum Insured

After the change from the Adjustable Option to the Level Option, an increase in Policy Value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in Policy Value will increase the insurance protection amount and the monthly insurance protection charge.

A change in Death Benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

A change from the Adjustable Death Benefit option to the Level Benefit option within five Policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by Written Request. An increase or decrease in the Face Amount takes effect on the LATEST of the:

    - The monthly processing date on or next following date of receipt of your Written Request OR

    - The date of approval of your Written Request, if evidence of insurability is required

INCREASES -- You must submit with your Written Request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 80. A Written Request for an increase must include a payment if the Surrender Value is less than the sum of:

    - $50 PLUS

    - Two minimum monthly payments

On the effective date of each increase in Face Amount, we will deduct a transaction charge of $40 from Policy Value for administrative costs. We will also compute a surrender charge for the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.

After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the Face Amount by Written Request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount in force after a decrease is $40,000. We may limit the decrease or return Policy Value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increase successively; and

    - the initial Face Amount.

On a decrease in the Face Amount, we will deduct any surrender charge. You may allocate the deduction to one Sub-Account. If you make no allocation, we will make a Pro-rata Allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the Fixed Account PLUS

    - The value of your units in the Sub-Accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your Sub-Accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The Death Benefit option

COMPUTING POLICY VALUE -- We compute the Policy Value on the date of issue and on each valuation date. On the date of issue, the Policy Value is:

    - The value of the amount allocated to the money market fund, net of mortality and expense risk charges, administrative charges and fund expenses (see THE POLICY -- "Applying for a Policy"), MINUS

    - The monthly insurance protection charge due

On each valuation date after the date of issue, the Policy Value is the sum of:

    - Accumulations in the Fixed Account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each Sub-Account TIMES

       - The value of a unit in each Sub-Account on the valuation date

THE UNIT -- We allocate each net payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as units. Units are credited separately for each Sub-Account.

The number of units of each Sub-Account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the Sub-Account DIVIDED by

    - The dollar value of a unit on the valuation date the payment is received at our Principal Office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a Sub-Account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a Sub-Account varies from valuation date to valuation date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the fund in which the Sub-Account invests. The value of each unit was set at $1.00 on the first valuation date of each Sub-Account. The value of a unit on any valuation date is the product of:

    - The dollar value of the unit on the preceding valuation date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the valuation period just ended. The net investment factor for each Sub-Account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that Sub-Account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that Sub-Account's assets at the beginning of the valuation period MINUS

    - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that Sub-Account AND

    - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that Sub-Account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the monthly insurance protection charge.

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SURRENDER

You may surrender the Policy and receive its Surrender Value. The Surrender Value is:

    - The Policy Value MINUS

    - Any Outstanding Loan and surrender charges

We will compute the Surrender Value on the valuation date on which we receive the Policy with a Written Request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the Surrender Value of your Policy on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $500. Under the Level Option, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option Face Amount below $40,000.

On a partial withdrawal from a Sub-Account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of Written Request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See FEDERAL TAX
CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount, up to the Face Amount of the Policy, that the Surrender Value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS
  AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the Net Death Benefit and the Death Benefit options will not apply

    - We will not allow transfers of Policy Value from the Fixed Account back to the Variable Account

    - You may not make further payments

    - You may not increase or decrease the Face Amount or make partial withdrawals

    - Riders will continue only with our consent

You may, after electing Paid-Up Insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained age. The net cash value is the cash value less any Outstanding Loan. We will transfer the Policy Value in the Variable Account to the Fixed Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Policies."

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE

Currently, we deduct 2.75% of each payment as a payment expense charge. This charge includes a:

    - Current premium tax deduction of 1.25%

    - Current deferred acquisition costs (DAC tax) deduction of 1.0%

    - Front-end sales load of 0.5%

The 1.25% premium tax deduction approximates our average expenses for state and local premium taxes. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the Final Payment Date, we will deduct a monthly insurance protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by Rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one Sub-Account. If you make no allocation, we will make a Pro-rata Allocation. If the Sub-Account you chose does not have sufficient Funds to cover the monthly insurance protection charges, we will make a Pro-rata Allocation. We will deduct no monthly insurance protection charges on or after the Final Payment Date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly for the initial Face Amount and for each increase in Face Amount. Monthly insurance protection charges can vary.

For the initial Face Amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

       - The initial Face Amount AND

       - The Policy Value (MINUS any Rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the Policy Value increases if the Guideline Minimum Sum Insured is not in effect.

For the initial Face Amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial Face Amount

For each increase in Face Amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in Face Amount AND

       - Any Policy Value (MINUS any Rider charges) GREATER than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase

For each increase in Face Amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in Face Amount

If the Guideline Minimum Sum Insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the Death Benefit subject to the Guideline Minimum Sum Insured that exceeds the current Death Benefit not subject to the Guideline Minimum Sum Insured. This charge is the PRODUCT of:

    - The insurance protection rate for the initial Face Amount TIMES

    - The DIFFERENCE between

    - The Guideline Minimum Sum Insured AND

    - The GREATER of:

       - The Face Amount OR the Policy Value, if you selected the Level Option or

       - the Face Amount PLUS the Policy Value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount: Decreases."

INSURANCE PROTECTION RATES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each Sub-Account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the Variable Account. Fund expenses are also reflected in the Variable Account.

ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each Sub-Account. The charge is to help reimburse us for administrative expenses incurred in the administration of the Variable Account and the Sub-Accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the Variable Account and the Sub-Accounts include:

    - Clerical, accounting, actuarial and legal services

    - Rent, postage, telephone, office equipment and supplies,

    - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

    - Regulatory filing fees and other fees We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Trust, VIP and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in Face Amount. The surrender charge applies for ten years from date of issue or increase in Face Amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in Face Amount.

The maximum surrender charge includes a:

    - Deferred administrative charge of $8.50 per thousand dollars of the initial Face Amount or increase

    - Deferred sales charge of 28.5% of payments received or associated with the increase up to the Guideline Annual Premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative Guideline Annual Premium payments. For example, assume that the Guideline Annual Premium is $1,500 before an increase and is $2,000 with the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future payments would also be allocated 75% to the initial Face Amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current Face Amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

See APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to;

    - 10% of the Policy Value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of Policy Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from date of issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase in Face Amount, we will deduct a transaction charge of $40 from Policy Value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of monthly insurance protection charges among the various Sub-Accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value. The total amount you may borrow, including any Outstanding Loan, is the Loan Value. In the first Policy year, the Loan Value is 75% of:

    - The Policy Value MINUS

    - Any surrender charges, unpaid monthly insurance protection charges and Outstanding Loan interest through the end of the Policy year

After the first Policy year, the Loan Value is 90% of:

    - The Policy Value MINUS

    - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Policy Value in each Sub-Account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 6.0% (currently 8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.

If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "Policies Issued in Connection with TSA Plans" below, and FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PREFERRED LOAN OPTION


This option is available to you upon Written Request after the first Policy year. You may change a preferred loan to a non-preferred loan at any time upon written request. It may be revoked by you at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider.


The preferred loan option is available during Policy years 2-10 only if your Policy Value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the Loan Value as you request. The guaranteed annual interest rate credited to the Policy Value securing a preferred loan will be 8%.


There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).


LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 8.0%. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the Policy Value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all Outstanding Loan balances for all loans from all of your TSA plans may not exceed the lesser of:

        - $50,000 reduced by the excess (if any) of

        - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus

        - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                         OR

    - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA
Plans."

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Surrender Value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

    - Outstanding Loan exceeds the Policy Value less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the date of issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Surrender Value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A Policy change that causes a change in the minimum monthly payment is a change in the Face Amount or the addition or deletion of a Rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the Face Amount, you must pay the lesser of:

    - The minimum monthly payment for the three months beginning on the date of reinstatement or

    - the SUM of:

       - The amount by which the surrender charge on the date of reinstatement exceeds the Policy Value on the date of default PLUS

       - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the Face Amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

POLICY VALUE ON REINSTATEMENT -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any Outstanding Loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy Owner has been named in the application or enrollment form. As Policy Owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable Beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policy Owner (or the Policy Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and received at the Principal Office. Once received, the request will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is received by the Company. We are not responsible for determining the validity of any assignment or release.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the Beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the Beneficiary the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES


We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the Death Benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").



Federal tax law requires that the investment of each Sub-Account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.


The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in the Death Benefit option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or Beneficiary.

POLICY LOANS


We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Policy.



Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see POLICY LOANS -- "Policies Issued in Connection with TSA Plans." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy Values may be includible in current income.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED


    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.



In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.



If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:


    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and Beneficiary.


All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.


Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each Sub-Account holds according to instructions received from Policy Owners with Policy Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy owner's Policy Value in the Sub-Account divided by

    - The net asset value of one share in the fund in which the assets of the Sub-Account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996), Vice President (since 1984)
  Director and Vice President         and Assistant Secretary (since 1992) of First
                                      Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and                  (since 1998) of First Allmerica
  Corporate Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica.

Mary Eldridge                         Secretary (since 1999) of Allmerica Financial;
  Secretary                           Secretary (since 1999) of Allmerica
                                      Investments, Inc.; and Secretary (since 1999) of
                                      Allmerica Financial Investment Management
                                      Services, Inc.

J. Kendall Huber                      Director, Vice President and General Counsel of First
  Director, Vice President and        Allmerica (since 2000); Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President & Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation.

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and        and Vice President (since 1991) of First Allmerica;
  Chief Investment Officer            Vice President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.; and President
                                      (since 1995) and Director (since 1996) of Allmerica
                                      Asset Management, Inc.

J. Barry May                          Director (since 1996) of First Allmerica; Director
  Director                            and President (since 1996) of The Hanover Insurance
                                      Company; and Vice President (1993 to 1996) of The
                                      Hanover Insurance Company

James R. McAuliffe                    Director (since 1996) of First Allmerica; Director
  Director                            (since 1992), President (since 1994) and Chief
                                      Executive Officer (since 1996) of Citizens Insurance
                                      Company of America

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer        2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.;
                                      Associate, Investment Banking (1995) of Salomon
                                      Brothers, Inc.; Treasurer (since 2000) of Allmerica
                                      Investments, Inc., Allmerica Asset Management, Inc.
                                      and Allmerica Financial Investment Management
                                      Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
John F. O'Brien                       Director, President and Chief Executive Officer
  Director, President and Chief       (since 1989) of First Allmerica
  Executive Officer

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President,           Vice President (since 1993), and Treasurer
  Chief Financial Officer             (1993-2000) of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; President (since 1995) of
                                      Allmerica Financial Life Insurance and Annuity
                                      Company; Director (since 1990) of Allmerica
                                      Investments, Inc.; and Director and President (since
                                      1998) of Allmerica Financial Investment Management
                                      Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director and Vice President         Allmerica; Director (since 1998) of The Hanover
                                      Insurance Company; Chief Executive Officer (1996 to
                                      1998) of Travelers Property & Casualty; Senior Vice
                                      President (1993 to 1996) of Aetna Life & Casualty
                                      Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica; Director (since 1991) of
                                      Allmerica Investments, Inc.; and Director (since
                                      1991) of Allmerica Financial Investment Management
                                      Services, Inc.


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions and an expense allowance based on a compensation schedule. After the date of issue or an increase in Face Amount, compensation will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions will be 4% for subsequent payments. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

    - The front-end sales load

    - The deferred sales charge

    - Investment earnings on amounts allocated under the Policies to the Fixed Account

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in Death Benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the Death Benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, Fidelity VIP, and T. Rowe Price as the 1940 Act requires.


                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a Sub-Account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, Fidelity VIP and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed funding. If the Trustees conclude that separate Funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other Sub-Accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.


FIXED ACCOUNT INTEREST AND POLICY LOANS



We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.



Policy loans may also be made from the policy value in the Fixed Account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).



We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.



TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS



If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.


The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of Allmerica Select Separate Account II of the Company as of December 31, 1999 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the Policy Value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

Age of Insured                                              Percentage of
on Date of Death                                            Policy Value
----------------                                            -------------
  40 and under............................................      250%
  41......................................................      245%
  42......................................................      240%
  43......................................................      235%
  44......................................................      220%
  45......................................................      215%
  46......................................................      209%
  47......................................................      203%
  48......................................................      197%
  49......................................................      191%
  50......................................................      185%
  51......................................................      178%
  52......................................................      171%
  53......................................................      164%
  54......................................................      157%
  55......................................................      150%
  56......................................................      146%
  57......................................................      142%
  58......................................................      138%
  59......................................................      134%
  60......................................................      130%
  61......................................................      128%
  62......................................................      126%
  63......................................................      124%
  64......................................................      122%
  65......................................................      120%
  70......................................................      115%
  71......................................................      113%
  72......................................................      111%
  73......................................................      109%
  74......................................................      107%
  75-90...................................................      105%
  91......................................................      104%
  92......................................................      103%
  93......................................................      102%
  94......................................................      101%
  95 and above............................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative. Certain riders may not be available in all states.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to our guidelines.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN NEW YORK)

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the performance of the Variable Account and
(b) provides a guaranteed Net Death Benefit.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's Death Benefit and Policy Value could vary over an extended period of time. On request, we will provide a comparable illustration based on the proposed Insured's Age, sex, and underwriting class, and the requested Face Amount, Death Benefit option and Riders.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).


The tables assume that all premiums are allocated to and remain in the Allmerica Select II Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if the premiums were invested each year to earn interest (after taxes) at 5%, compounded annually.


The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge, the monthly deduction from Policy Value, the daily charge against the Variable Account for mortality and expense risks and for the Variable Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance tables, the Variable Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.95% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.80% thereafter.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1999 ranged from an annual rate of 0.29% to an annual rate of 1.92% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.95% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity

Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 0.95% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.75%, 4.25% and 10.25%, respectively, during the first 10 Policy years and -1.60%, 4.40% and 10.40%, respectively, after that. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.90%, 4.10% and 10.10%, respectively, during the first 10 Policy years and -1.75%, 4.25% and 10.25%, respectively, after that.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                SPECIFIED FACE AMOUNT = $100,000

                                                            SUM INSURED OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                          PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST      --------------------------------   --------------------------------
       POLICY               AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)      VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   -------------   ---------   ---------   --------   ---------   ---------   --------
          1                  2,100          691       1,768     101,768         803       1,880    101,880
          2                  4,305        2,429       3,506     103,506       2,764       3,841    103,841
          3                  6,620        4,270       5,213     105,213       4,942       5,884    105,884
          4                  9,051        6,082       6,890     106,890       7,207       8,015    108,015
          5                 11,604        7,853       8,526     108,526       9,550      10,224    110,224
          6                 14,284        9,583      10,121     110,121      11,975      12,514    112,514
          7                 17,098       11,285      11,689     111,689      14,498      14,902    114,902
          8                 20,053       12,947      13,217     113,217      17,109      17,378    117,378
          9                 23,156       14,572      14,706     114,706      19,814      19,948    119,948
         10                 26,414       16,158      16,158     116,158      22,615      22,615    122,615
         11                 29,834       17,593      17,593     117,593      25,414      25,414    125,414
         12                 33,426       18,989      18,989     118,989      28,318      28,318    128,318
         13                 37,197       20,345      20,345     120,345      31,332      31,332    131,332
         14                 41,157       21,660      21,660     121,660      34,459      34,459    134,459
         15                 45,315       22,932      22,932     122,932      37,701      37,701    137,701
         16                 49,681       24,168      24,168     124,168      41,069      41,069    141,069
         17                 54,265       25,358      25,358     125,358      44,559      44,559    144,559
         18                 59,078       26,511      26,511     126,511      48,183      48,183    148,183
         19                 64,132       27,625      27,625     127,625      51,946      51,946    151,946
         20                 69,439       28,700      28,700     128,700      55,852      55,852    155,852
       Age 60              139,522       36,848      36,848     136,848     103,662     103,662    203,662
       Age 65              189,673       38,752      38,752     138,752     134,443     134,443    234,443
       Age 70              253,680       38,842      38,842     138,842     170,684     170,684    270,684
       Age 75              335,370       36,058      36,058     136,058     212,377     212,377    312,377

                               HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ---------------------------------
       POLICY          SURRENDER    POLICY       DEATH
        YEAR             VALUE     VALUE (2)    BENEFIT
---------------------  ---------   ---------   ---------
          1                 915        1,993     101,993
          2               3,112        4,189     104,189
          3               5,669        6,611     106,611
          4               8,473        9,281     109,281
          5              11,539       12,213     112,213
          6              14,893       15,431     115,431
          7              18,576       18,980     118,980
          8              22,611       22,880     122,880
          9              27,033       27,167     127,167
         10              31,881       31,881     131,881
         11              37,110       37,110     137,110
         12              42,865       42,865     142,865
         13              49,200       49,200     149,200
         14              56,172       56,172     156,172
         15              63,848       63,848     163,848
         16              72,304       72,304     172,304
         17              81,612       81,612     181,612
         18              91,868       91,868     191,868
         19             103,170      103,170     203,245
         20             115,620      115,620     220,833
       Age 60           335,741      335,741     449,893
       Age 65           557,131      557,131     679,700
       Age 70           916,380      916,380   1,063,001
       Age 75          1,501,118   1,501,118   1,606,196

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 30

                                                SPECIFIED FACE AMOUNT = $100,000

                                                            SUM INSURED OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                          PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST      --------------------------------   --------------------------------
       POLICY               AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)      VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   -------------   ---------   ---------   --------   ---------   ---------   --------
          1                  2,100          688       1,766     101,766         800       1,878    101,878
          2                  4,305        2,420       3,498     103,498       2,755       3,832    103,832
          3                  6,620        4,254       5,197     105,197       4,924       5,867    105,867
          4                  9,051        6,055       6,863     106,863       7,177       7,985    107,985
          5                 11,604        7,813       8,487     108,487       9,504      10,178    110,178
          6                 14,284        9,529      10,067     110,067      11,909      12,448    112,448
          7                 17,098       11,214      11,618     111,618      14,407      14,811    114,811
          8                 20,053       12,858      13,127     113,127      16,990      17,259    117,259
          9                 23,156       14,461      14,595     114,595      19,661      19,795    119,795
         10                 26,414       16,024      16,024     116,024      22,423      22,423    122,423
         11                 29,834       17,429      17,429     117,429      25,171      25,171    125,171
         12                 33,426       18,797      18,797     118,797      28,023      28,023    128,023
         13                 37,197       20,118      20,118     120,118      30,971      30,971    130,971
         14                 41,157       21,403      21,403     121,403      34,033      34,033    134,033
         15                 45,315       22,643      22,643     122,643      37,200      37,200    137,200
         16                 49,681       23,836      23,836     123,836      40,477      40,477    140,477
         17                 54,265       24,985      24,985     124,985      43,869      43,869    143,869
         18                 59,078       26,079      26,079     126,079      47,369      47,369    147,369
         19                 64,132       27,129      27,129     127,129      50,992      50,992    150,992
         20                 69,439       28,126      28,126     128,126      54,733      54,733    154,733
       Age 60              139,522       34,069      34,069     134,069      98,325      98,325    198,325
       Age 65              189,673       32,872      32,872     132,872     123,432     123,432    223,432
       Age 70              253,680       26,651      26,651     126,651     148,447     148,447    248,447
       Age 75              335,370       12,348      12,348     112,348     169,364     169,364    269,364

                               HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ---------------------------------
       POLICY          SURRENDER    POLICY       DEATH
        YEAR             VALUE     VALUE (2)    BENEFIT
---------------------  ---------   ---------   ---------
          1                 912        1,990     101,990
          2               3,103        4,180     104,180
          3               5,650        6,592     106,592
          4               8,440        9,248     109,248
          5              11,486       12,159     112,159
          6              14,813       15,351     115,351
          7              18,462       18,866     118,866
          8              22,454       22,723     122,723
          9              26,823       26,957     126,957
         10              31,607       31,607     131,607
         11              36,750       36,750     136,750
         12              42,408       42,408     142,408
         13              48,621       48,621     148,621
         14              55,458       55,458     155,458
         15              62,970       62,970     162,970
         16              71,227       71,227     171,227
         17              80,306       80,306     180,306
         18              90,276       90,276     190,276
         19             101,244      101,244     201,244
         20             113,295      113,295     216,394
       Age 60           322,473      322,473     432,114
       Age 65           527,790      527,790     643,904
       Age 70           852,702      852,702     989,134
       Age 75          1,369,243   1,369,243   1,469,243

(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                          PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST      --------------------------------   --------------------------------
       POLICY               AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)      VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   -------------   ---------   ---------   --------   ---------   ---------   --------
          1                  4,410            0       3,223     250,000         120       3,442    250,000
          2                  9,041        3,015       6,341     250,000       3,657       6,983    250,000
          3                 13,903        6,428       9,338     250,000       7,696      10,606    250,000
          4                 19,008        9,735      12,229     250,000      11,838      14,333    250,000
          5                 24,368       12,920      14,998     250,000      16,069      18,148    250,000
          6                 29,996       15,981      17,643     250,000      20,391      22,054    250,000
          7                 35,906       18,909      20,157     250,000      24,799      26,047    250,000
          8                 42,112       21,694      22,526     250,000      29,286      30,118    250,000
          9                 48,627       24,326      24,742     250,000      33,846      34,262    250,000
         10                 55,469       26,789      26,789     250,000      38,468      38,468    250,000
         11                 62,652       29,120      29,120     250,000      43,200      43,200    250,000
         12                 70,195       31,336      31,336     250,000      48,081      48,081    250,000
         13                 78,114       33,441      33,441     250,000      53,124      53,124    250,000
         14                 86,430       35,434      35,434     250,000      58,339      58,339    250,000
         15                 95,161       37,311      37,311     250,000      63,732      63,732    250,000
         16                104,330       39,067      39,067     250,000      69,311      69,311    250,000
         17                113,956       40,698      40,698     250,000      75,086      75,086    250,000
         18                124,064       42,198      42,198     250,000      81,065      81,065    250,000
         19                134,677       43,556      43,556     250,000      87,256      87,256    250,000
         20                145,821       44,764      44,764     250,000      93,670      93,670    250,000
       Age 60               95,161       37,311      37,311     250,000      63,732      63,732    250,000
       Age 65              145,821       44,764      44,764     250,000      93,670      93,670    250,000
       Age 70              210,477       48,605      48,605     250,000     129,877     129,877    250,000
       Age 75              292,995       46,617      46,617     250,000     174,617     174,617    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 340       3,662    250,000
          2               4,326       7,651    250,000
          3               9,073      11,983    250,000
          4              14,215      16,709    250,000
          5              19,775      21,854    250,000
          6              25,799      27,461    250,000
          7              32,327      33,574    250,000
          8              39,406      40,237    250,000
          9              47,089      47,504    250,000
         10              55,431      55,431    250,000
         11              64,557      64,557    250,000
         12              74,611      74,611    250,000
         13              85,706      85,706    250,000
         14              97,964      97,964    250,000
         15             111,521     111,521    250,000
         16             126,532     126,532    250,000
         17             143,174     143,174    250,000
         18             161,644     161,644    250,000
         19             182,170     182,170    250,000
         20             205,012     205,012    250,114
       Age 60           111,521     111,521    250,000
       Age 65           205,012     205,012    250,114
       Age 70           360,006     360,006    417,607
       Age 75           612,277     612,277    655,137

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

                          PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%
                          PAID PLUS         GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                          INTEREST      --------------------------------   --------------------------------
       POLICY               AT 5%       SURRENDER    POLICY      DEATH     SURRENDER    POLICY      DEATH
        YEAR            PER YEAR (1)      VALUE     VALUE (2)   BENEFIT      VALUE     VALUE (2)   BENEFIT
---------------------   -------------   ---------   ---------   --------   ---------   ---------   --------
          1                  4,410            0       3,217     250,000         115       3,437    250,000
          2                  9,041        3,000       6,325     250,000       3,640       6,966    250,000
          3                 13,903        6,390       9,300     250,000       7,655      10,565    250,000
          4                 19,008        9,678      12,172     250,000      11,774      14,268    250,000
          5                 24,368       12,839      14,918     250,000      15,975      18,053    250,000
          6                 29,996       15,850      17,513     250,000      20,236      21,899    250,000
          7                 35,906       18,743      19,990     250,000      24,592      25,840    250,000
          8                 42,112       21,493      22,325     250,000      29,024      29,855    250,000
          9                 48,627       24,079      24,494     250,000      33,511      33,927    250,000
         10                 55,469       26,478      26,478     250,000      38,036      38,036    250,000
         11                 62,652       28,324      28,324     250,000      42,252      42,252    250,000
         12                 70,195       29,970      29,970     250,000      46,507      46,507    250,000
         13                 78,114       31,419      31,419     250,000      50,809      50,809    250,000
         14                 86,430       32,651      32,651     250,000      55,144      55,144    250,000
         15                 95,161       33,643      33,643     250,000      59,499      59,499    250,000
         16                104,330       34,373      34,373     250,000      63,862      63,862    250,000
         17                113,956       34,819      34,819     250,000      68,222      68,222    250,000
         18                124,064       34,958      34,958     250,000      72,567      72,567    250,000
         19                134,677       34,741      34,741     250,000      76,868      76,868    250,000
         20                145,821       34,088      34,088     250,000      81,075      81,075    250,000
       Age 60               95,161       33,643      33,643     250,000      59,499      59,499    250,000
       Age 65              145,821       34,088      34,088     250,000      81,075      81,075    250,000
       Age 70              210,477       22,896      22,896     250,000     100,188     100,188    250,000
       Age 75              292,995            0           0     250,000     112,187     112,187    250,000

                               HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       --------------------------------
       POLICY          SURRENDER    POLICY      DEATH
        YEAR             VALUE     VALUE (2)   BENEFIT
---------------------  ---------   ---------   --------
          1                 335       3,657    250,000
          2               4,309       7,634    250,000
          3               9,029      11,939    250,000
          4              14,142      16,636    250,000
          5              19,664      21,743    250,000
          6              25,614      27,277    250,000
          7              32,070      33,317    250,000
          8              39,064      39,895    250,000
          9              46,634      47,050    250,000
         10              54,827      54,827    250,000
         11              63,395      63,395    250,000
         12              72,754      72,754    250,000
         13              83,010      83,010    250,000
         14              94,263      94,263    250,000
         15             106,630     106,630    250,000
         16             120,250     120,250    250,000
         17             135,290     135,290    250,000
         18             151,945     151,945    250,000
         19             170,436     170,436    250,000
         20             191,028     191,028    250,000
       Age 60           106,630     106,630    250,000
       Age 65           191,028     191,028    250,000
       Age 70           330,932     330,932    383,881
       Age 75           553,803     553,803    592,569

(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                      COMPUTING MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the date of issue and on each increase in Face Amount. The maximum surrender charge is a:

    - Deferred administrative charge of $8.50 per $1,000 of initial Face Amount (or Face Amount increase) AND

    - Deferred sales charge of 28.5% of payments received up to the Guideline Annual Premium (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in Face Amount are shown in the table below. During the first two Policy years following the date of issue or an increase in Face Amount, the surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
    0         N/A      9.44        N/A      9.21        N/A      9.39
    1         N/A      9.43        N/A      9.20        N/A      9.38
    2         N/A      9.46        N/A      9.23        N/A      9.41
    3         N/A      9.49        N/A      9.25        N/A      9.45
    4         N/A      9.53        N/A      9.28        N/A      9.48
    5         N/A      9.57        N/A      9.31        N/A      9.52
    6         N/A      9.62        N/A      9.34        N/A      9.56
    7         N/A      9.66        N/A      9.38        N/A      9.61
    8         N/A      9.72        N/A      9.41        N/A      9.65
    9         N/A      9.77        N/A      9.45        N/A      9.71
   10         N/A      9.83        N/A      9.49        N/A      9.76
   11         N/A      9.89        N/A      9.53        N/A      9.82
   12         N/A      9.95        N/A      9.58        N/A      9.88
   13         N/A     10.02        N/A      9.62        N/A      9.94
   14         N/A     10.09        N/A      9.67        N/A     10.01
   15         N/A     10.16        N/A      9.72        N/A     10.07
   16         N/A     10.22        N/A      9.78        N/A     10.13
   17         N/A     10.29        N/A      9.83        N/A     10.20
   18        9.90     10.36       9.67      9.89       9.85     10.26
   19        9.95     10.43       9.72      9.95       9.90     10.33
   20       10.00     10.50       9.77     10.01       9.96     10.40
   21       10.06     10.58       9.82     10.07      10.01     10.48
   22       10.12     10.66       9.88     10.14      10.07     10.55
   23       10.19     10.75       9.94     10.21      10.13     10.64
   24       10.25     10.84      10.00     10.29      10.20     10.73
   25       10.33     10.94      10.06     10.37      10.27     10.82
   26       10.41     11.04      10.13     10.46      10.35     10.92
   27       10.49     11.16      10.21     10.54      10.43     11.03

 Age at
issue or    Male       Male     Female     Female    Unisex     Unisex
increase  Nonsmoker   Smoker   Nonsmoker   Smoker   Nonsmoker   Smoker
--------  ---------   ------   ---------   ------   ---------   ------
   28       10.58     11.28      10.28     10.64      10.52     11.15
   29       10.68     11.42      10.37     10.74      10.61     11.28
   30       10.78     11.56      10.45     10.84      10.71     11.41
   31       10.89     11.71      10.54     10.96      10.82     11.55
   32       11.00     11.87      10.64     11.07      10.93     11.70
   33       11.12     12.03      10.74     11.20      11.05     11.86
   34       11.25     12.21      10.85     11.33      11.17     12.03
   35       11.39     12.41      10.96     11.47      11.30     12.21
   36       11.54     12.61      11.08     11.61      11.44     12.40
   37       11.69     12.82      11.21     11.77      11.59     12.60
   38       11.85     13.05      11.34     11.93      11.75     12.82
   39       12.03     13.29      11.48     12.10      11.92     13.04
   40       12.21     13.54      11.63     12.28      12.09     13.28
   41       12.40     13.81      11.79     12.46      12.28     13.53
   42       12.61     14.09      11.95     12.66      12.47     13.79
   43       12.83     14.39      12.12     12.86      12.68     14.07
   44       13.06     14.71      12.30     13.07      12.90     14.36
   45       13.30     15.04      12.50     13.29      13.14     14.67
   46       13.56     15.39      12.70     13.53      13.38     14.99
   47       13.84     15.76      12.91     13.78      13.65     15.33
   48       14.13     16.16      13.14     14.04      13.93     15.69
   49       14.45     16.57      13.38     14.31      14.22     16.08
   50       14.78     17.02      13.64     14.60      14.54     16.48
   51       15.14     17.49      13.91     14.91      14.88     16.91
   52       15.52     17.99      14.20     15.23      15.24     17.37
   53       15.92     18.52      14.50     15.57      15.62     17.85
   54       16.35     19.08      14.82     15.93      16.03     18.36
   55       16.82     19.67      15.17     16.31      16.46     18.90
   56       17.31     20.29      15.53     16.71      16.93     19.47
   57       17.83     20.96      15.92     17.14      17.42     20.07
   58       18.39     21.66      16.34     17.60      17.95     20.70
   59       18.99     22.41      16.79     18.09      18.51     21.38
   60       19.63     23.20      17.28     18.62      19.11     22.10
   61       20.32     24.05      17.80     19.20      19.76     22.87
   62       21.06     24.96      18.37     19.81      20.46     23.68
   63       21.85     25.92      18.98     20.48      21.20     24.55
   64       22.69     26.94      19.63     21.18      22.00     25.47
   65       23.60     28.01      20.33     21.94      22.85     26.44
   66       24.57     29.15      21.08     22.74      23.77     27.46
   67       25.61     30.35      21.88     23.60      24.74     28.54
   68       26.73     31.63      22.75     24.52      25.80     29.69
   69       27.93     33.00      23.70     25.53      26.93     30.92
   70       29.23     34.46      24.74     26.63      28.16     32.24
   71       30.64     36.02      25.88     27.83      29.48     33.65
   72       32.13     37.70      27.13     29.15      30.90     35.17
   73       33.75     39.48      28.48     30.59      32.44     36.79
   74       35.49     41.35      29.96     32.13      34.09     38.50
   75       37.33     43.32      31.56     33.79      35.85     40.30
   76       39.30     45.37      33.29     35.57      37.73     42.18
   77       41.40     47.52      35.16     37.48      39.74     44.16
   78       43.65     49.76      37.21     39.54      41.91     46.26
   79       46.08     52.15      39.45     41.79      44.25     48.51
   80       48.73     54.71      41.92     44.25      46.82     50.93

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:

Maximum surrender charge per table (11.39 X 100)                       $1,139.00

During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (2) Deferred sales charge                                             Varies
        (not to exceed 28.5% of Premiums received,  up to one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policy owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

EXAMPLE 2:

Assume the Policy owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.88

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence (Tables IA and IB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Table IA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy Owner and assume that:

    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy Owner had allocations in each of the Sub-Accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy Owners and prospective Policy Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.


In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1999. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                        10 YEARS
                                                    ONE-YEAR                            OR LIFE
                                                     TOTAL               5           OF SUB-ACCOUNT
UNDERLYING FUND                                      RETURN            YEARS           (IF LESS)
Select Emerging Markets Fund                          N/A               N/A                  -58.62%
Select International Equity Fund                      N/A               N/A                  -87.88%
T. Rowe Price International Stock Portfolio           N/A               N/A                  -86.81%
Select Aggressive Growth Fund                         N/A               N/A                  -77.76%
Select Capital Appreciation Fund                      N/A               N/A                  -89.74%
Select Value Opportunity Fund                         N/A               N/A                  -99.99%
Select Growth Fund                                    N/A               N/A                  -85.74%
Select Strategic Growth Fund                          N/A               N/A                  -99.05%
Fidelity VIP Growth Portfolio                         N/A               N/A                  -79.81%
Select Growth and Income Fund                         N/A               N/A                  -96.55%
Fidelity VIP Equity-Income Portfolio                  N/A               N/A                  -99.99%
Fidelity VIP High Income Portfolio                    N/A               N/A                  -99.99%
Select Income Fund                                    N/A               N/A                  -99.99%
Money Market Fund                                     N/A               N/A                  -99.99%



The inception dates for the Sub-Accounts are: 1/4/99 for Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP High Income,T. Rowe Price International Stock; Select Emerging Markets, Select Value Opportunity and Select Strategic Growth.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                        10 YEARS
                                                      ONE-YEAR                           OR LIFE
                                                       TOTAL              5          OF SUB-ACCOUNT
UNDERLYING FUND                                        RETURN           YEARS           (IF LESS)
Select Emerging Markets Fund                            N/A              N/A                  60.33%
Select International Equity Fund                        N/A              N/A                  27.68%
T. Rowe Price International Stock Portfolio             N/A              N/A                  28.87%
Select Aggressive Growth Fund                           N/A              N/A                  38.99%
Select Capital Appreciation Fund                        N/A              N/A                  25.60%
Select Value Opportunity Fund                           N/A              N/A                  -5.34%
Select Growth Fund                                      N/A              N/A                  30.07%
Select Strategic Growth Fund                            N/A              N/A                  15.16%
Fidelity VIP Growth Portfolio                           N/A              N/A                  36.70%
Select Growth and Income Fund                           N/A              N/A                  17.97%
Fidelity VIP Equity-Income Portfolio                    N/A              N/A                   6.23%
Fidelity VIP High Income Portfolio                      N/A              N/A                   6.94%
Select Income Fund                                      N/A              N/A                  -1.49%
Money Market Fund                                       N/A              N/A                   3.76%



The inception dates for the Sub-Accounts are: 1/4/99 for Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP High Income,T. Rowe Price International Stock; Select Emerging Markets, Select Value Opportunity and Select Strategic Growth.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an Annual Premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                        10 YEARS
                                                    ONE-YEAR                            OR LIFE
                                                     TOTAL               5              OF FUND
UNDERLYING FUND                                      RETURN            YEARS           (IF LESS)
Select Emerging Markets Fund                             -54.49%        N/A                  -43.28%
Select International Equity Fund                         -85.08%            8.04%              6.38%
T. Rowe Price International Stock Portfolio              -83.77%            4.37%              4.39%
Select Aggressive Growth Fund                            -78.79%           13.19%             14.59%
Select Capital Appreciation Fund                         -90.75%        N/A                    9.72%
Select Value Opportunity Fund                           -100.00%            2.54%              4.09%
Select Growth Fund                                       -86.75%           19.29%             14.44%
Select Strategic Growth Fund                             -99.09%        N/A                  -52.36%
Fidelity VIP Growth Portfolio                            -79.75%           20.02%             15.61%
Select Growth and Income Fund                            -96.95%           11.43%              9.59%
Fidelity VIP Equity-Income Portfolio                    -100.00%            7.95%             10.01%
Fidelity VIP High Income Portfolio                      -100.00%           -0.12%              7.97%
Select Income Fund                                      -100.00%           -4.83%             -1.49%
Money Market Fund                                       -100.00%           -6.55%              0.27%


The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an Annual Premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                        10 YEARS
                                                    ONE-YEAR                            OR LIFE
                                                     TOTAL               5              OF FUND
UNDERLYING FUND                                      RETURN            YEARS           (IF LESS)
Select Emerging Markets Fund                              64.39%        N/A                   14.30%
Select International Equity Fund                          30.64%           17.61%             14.56%
T. Rowe Price International Stock Portfolio               32.09%           14.27%             12.53%
Select Aggressive Growth Fund                             37.59%           22.36%             19.74%
Select Capital Appreciation Fund                          24.37%        N/A                   20.44%
Select Value Opportunity Fund                             -5.48%           12.62%             10.68%
Select Growth Fund                                        28.79%           28.05%             19.60%
Select Strategic Growth Fund                              15.12%        N/A                    6.03%
Fidelity VIP Growth Portfolio                             36.54%           28.74%             19.00%
Select Growth and Income Fund                             17.50%           20.73%             14.99%
Fidelity VIP Equity-Income Portfolio                       5.73%           17.53%             13.61%
Fidelity VIP High Income Portfolio                         7.25%           10.23%             11.66%
Select Income Fund                                        -1.67%            6.06%              4.67%
Money Market Fund                                          3.99%            4.56%              4.36%


The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company (the "Company") at
December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                      ----      ----      ----
 REVENUES
     Premiums...................................  $  954.5  $1,969.5  $1,980.4
     Universal life and investment product
       policy fees..............................     359.3     296.6     237.3
     Net investment income......................     503.1     593.9     619.5
     Net realized investment gains..............     100.3      60.9      76.3
     Other income...............................     107.3     100.0      81.5
                                                  --------  --------  --------
         Total revenues.........................   2,024.5   3,020.9   2,995.0
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   1,056.3   1,803.0   1,763.9
     Policy acquisition expenses................     240.9     449.6     421.8
     Sales practice litigation..................     --         31.0     --
     Loss from cession of disability income
       business.................................     --        --         53.9
     Restructuring costs........................     --          9.0     --
     Other operating expenses...................     346.3     419.7     404.0
                                                  --------  --------  --------
         Total benefits, losses and expenses....   1,643.5   2,712.3   2,643.6
                                                  --------  --------  --------
 Income from continuing operations before
  federal income taxes..........................     381.0     308.6     351.4
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      88.7      74.6      74.4
     Deferred...................................       4.3     (15.4)     14.2
                                                  --------  --------  --------
         Total federal income tax expense.......      93.0      59.2      88.6
                                                  --------  --------  --------
 Income from continuing operations before
  minority interest.............................     288.0     249.4     262.8
     Minority interest..........................     (39.9)    (55.0)    (79.4)
                                                  --------  --------  --------
 Income from continuing operations..............     248.1     194.4     183.4
 (Loss) income from operations of discontinued
  business (less applicable income taxes
  (benefit) of $(10.1), $(7.0) and $8.9 for the
  years ended December 31, 1999, 1998 and 1997,
  respectively)                                      (17.2)    (13.5)     16.6

 Loss on disposal of group life and health
  business, including provision of $72.2 for
  operating losses during phase-out period for
  the year ended December 31, 1999 (less
  applicable income tax benefit of $16.4)            (30.5)    --        --
                                                  --------  --------  --------
 Net income.....................................  $  200.4  $  180.9  $  200.0
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $3,721.6 and $7,520.8)............................  $ 3,660.7  $ 7,683.9
     Equity securities at fair value (cost of $27.9 and
       $253.1)...........................................       51.4      397.1
     Mortgage loans......................................      521.2      562.3
     Policy loans........................................      170.5      154.3
     Real estate and other long-term investments.........      177.0      163.1
                                                           ---------  ---------
         Total investments...............................    4,580.8    8,960.7
                                                           ---------  ---------
   Cash and cash equivalents.............................      279.3      504.0
   Accrued investment income.............................       73.3      141.0
   Deferred policy acquisition costs.....................    1,219.5    1,161.2
   Reinsurance receivable on unpaid losses, benefits and
     unearned premiums...................................      480.3    1,136.4
   Deferred federal income taxes.........................       18.1       19.4
   Premiums, accounts and notes receivable...............       81.0      510.5
   Other assets..........................................      199.6      530.6
   Closed Block assets...................................      772.3      803.1
   Separate account assets...............................   17,629.6   13,697.7
                                                           ---------  ---------
         Total assets....................................  $25,333.8  $27,464.6
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,825.0  $ 2,802.2
     Outstanding claims, losses and loss adjustment
       expenses..........................................      218.8    2,815.9
     Unearned premiums...................................        6.6      843.2
     Contractholder deposit funds and other policy
       liabilities.......................................    2,025.5    2,637.0
                                                           ---------  ---------
         Total policy liabilities and accruals...........    5,075.9    9,098.3
                                                           ---------  ---------
   Expenses and taxes payable............................      512.0      681.9
   Reinsurance premiums payable..........................       17.9       50.2
   Trust instruments supported by funding obligations....       50.6     --
   Short-term debt.......................................     --          221.3
   Closed Block liabilities..............................      842.1      872.0
   Separate account liabilities..........................   17,628.9   13,691.5
                                                           ---------  ---------
         Total liabilities...............................   24,127.4   24,615.2
                                                           ---------  ---------
   Minority interest.....................................     --          532.9
   Commitments and contingencies (Notes 16 and 21)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,001 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      569.0      444.0
   Accumulated other comprehensive (loss) income.........      (14.9)     169.2
   Retained earnings.....................................      647.3    1,698.3
                                                           ---------  ---------
         Total shareholder's equity......................    1,206.4    2,316.5
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $25,333.8  $27,464.6
                                                           =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1999      1998      1997
 -------------                                    --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     444.0     453.7     392.4
     Capital contribution from parent...........     125.0     --         61.3
     Loss on change of interest-Allmerica P&C...     --         (9.7)    --
                                                  --------  --------  --------
     Balance at end of period...................     569.0     444.0     453.7
                                                  --------  --------  --------

 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............     169.2     209.3     131.4
     (Depreciation) appreciation during the
       period:
       Net (depreciation) appreciation on
         available-for-sale securities..........    (298.2)    (82.4)    170.9
       Benefit (provision) for deferred federal
         income taxes...........................     105.0      28.9     (59.8)
       Minority interest........................      31.8      13.4     (33.2)
                                                  --------  --------  --------
     Distribution of subsidiaries (Note 3)......     (22.7)    --        --
                                                  --------  --------  --------
                                                    (184.1)    (40.1)     77.9
                                                  --------  --------  --------
     Balance at end of period...................     (14.9)    169.2     209.3
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,698.3   1,567.4   1,367.4
     Net income.................................     200.4     180.9     200.0
     Dividend to shareholder....................     --        (50.0)    --
     Distribution of subsidiaries (Note 3)......  (1,251.4)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     647.3   1,698.3   1,567.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $1,206.4  $2,316.5  $2,235.4
                                                  ========  ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  ------
 Net income..................................  $ 200.4  $ 180.9  $200.0
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (298.2)   (82.4)  170.9
     Benefit (provision) for deferred federal
       income taxes..........................    105.0     28.9   (59.8)
     Minority interest.......................     31.8     13.4   (33.2)
     Distribution of subsidiaries (Note 3)...    (22.7)   --       --
                                               -------  -------  ------
         Other comprehensive (loss) income...   (184.1)   (40.1)   77.9
                                               -------  -------  ------
 Comprehensive (loss) income.................  $ (16.3) $ 140.8  $277.9
                                               =======  =======  ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1999       1998       1997
 -------------                                 ---------  ---------  ---------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.4  $   180.9  $   200.0
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
         Minority interest...................       39.9       55.0       79.4
         Net realized gains..................     (100.9)     (62.7)     (77.8)
         Net amortization and depreciation...       31.5       20.7       31.6
         Deferred federal income taxes.......       20.7      (15.4)      14.2
         Sales practice litigation expense...     --           31.0     --
         Loss from exiting reinsurance
           pools.............................     --           25.3     --
         Payment related to exiting
           reinsurance pools.................     --          (30.3)    --
         Loss from cession of disability
           income business...................     --         --           53.9
         Payment related to cession of
           disability income business........     --         --         (207.0)
         Loss from disposal of group life and
           health business...................       30.5     --         --
         Change in deferred acquisition
           costs.............................     (181.6)    (185.8)    (189.7)
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      (41.8)      56.7      (15.1)
         Change in accrued investment
           income............................        8.3        0.8        7.1
         Change in policy liabilities and
           accruals, net.....................      (15.6)     168.1     (134.9)
         Change in reinsurance receivable....      (46.3)    (115.4)      27.2
         Change in expenses and taxes
           payable...........................       79.4       (3.3)      49.4
         Separate account activity, net......        5.5      (48.5)    --
         Other, net..........................       18.5      (63.8)      20.4
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               operating activities..........       48.5       13.3     (141.3)
                                               ---------  ---------  ---------
 CASH FLOWS FROM INVESTING ACTIVITIES
         Proceeds from disposals and
           maturities of available-for-sale
           fixed maturities..................    2,801.0    1,715.2    2,892.9
         Proceeds from disposals of equity
           securities........................      422.9      285.3      162.7
         Proceeds from disposals of other
           investments.......................       30.3      120.8      116.3
         Proceeds from mortgages matured or
           collected.........................      131.2      171.2      204.7
         Purchase of available-for-sale fixed
           maturities........................   (2,227.3)  (2,374.5)  (2,596.0)
         Purchase of equity securities.......      (78.9)    (119.9)     (67.0)
         Purchase of other investments.......     (140.6)    (274.4)    (175.0)
         Capital expenditures................      (29.2)     (22.3)     (15.3)
         Purchase of minority interest in
           Citizens Corporation..............     --         (195.9)    --
         Distribution of subsidiaries........     (202.2)    --         --
         Other investing activities, net.....     --           26.7        1.3
                                               ---------  ---------  ---------
             Net cash provided by (used in)
               investing activities..........      707.2     (667.8)     524.6
                                               ---------  ---------  ---------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

 CASH FLOWS FROM FINANCING ACTIVITIES
         Deposits and interest credited to
           contractholder deposit funds......    1,514.6    1,419.2      457.6
         Withdrawals from contractholder
           deposit funds.....................   (2,037.5)    (625.0)    (647.1)
         Change in trust agreements supported
           by funding agreements.............       50.6     --         --
         Change in short-term debt...........     (180.9)     188.3       (5.4)
         Change in long-term debt............     --           (2.6)      (0.1)
         Dividend paid to shareholder........     --          (50.0)      (9.4)
         Contribution from parent............       36.0     --            0.1
         Subsidiary treasury stock purchased,
           at cost...........................     (350.0)      (1.0)    (140.0)
                                               ---------  ---------  ---------
             Net cash (used in) provided by
               financing activities..........     (967.2)     928.9     (344.3)
                                               ---------  ---------  ---------
 Net change in cash and cash equivalents.....     (211.5)     274.4       39.0
 Net change in cash held in the Closed
  Block......................................      (13.2)      15.7       (1.0)
 Cash and cash equivalents, beginning of
  period.....................................      504.0      213.9      175.9
                                               ---------  ---------  ---------
 Cash and cash equivalents, end of period....  $   279.3  $   504.0  $   213.9
                                               =========  =========  =========
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.1  $     7.3  $     3.6
     Income taxes paid.......................  $    24.0  $   135.3  $    66.3

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Prior to July 1, 1999, the consolidated financial statements of FAFLIC included the accounts of its wholly-owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory services), Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (an 85.0%-owned non-insurance holding company), and various other non-insurance subsidiaries.

Effective July 1, 1999, AFC made certain changes to its corporate structure (Note 3). These changes included the transfer of the Company's ownership of Allmerica P&C and its subsidiaries, as well as several other non-insurance subsidiaries from the Company to AFC. In exchange, AFC contributed capital to the Company and agreed to maintain the Company's statutory surplus at specified levels during the following 6 years. Comparability between current and prior period financial statements and footnotes has been significantly impacted by the Company's divestiture of these subsidiaries during 1999, as disclosed in Note 3.

The Closed Block (Note 1B) assets and liabilities at December 31, 1999 and 1998 are presented in the consolidated balance sheets as single line items. The contribution from the Closed Block is included in the consolidated statements of income in other income. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1999, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On or about December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of The Hanover Insurance Company ("Hanover"), a wholly-owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 4). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Prior to the July 1, 1999 changes in AFC's corporate structure, minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, Hanover. Hanover's wholly-owned subsidiary is Citizens Corporation, the holding company for Citizens. Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block ("the Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commonwealth of Massachusetts Insurance Commissioner ("the Insurance Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio, both of which are being actively marketed. These assets are carried at the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge the foreign currency exchange risk associated with investment securities are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk associated with funding agreements are accounted for using the fair value method, with changes in fair value reported in other operating income consistent with the underlying hedged trust obligation liability. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6.0% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement did not have a material effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations (See Note 15).

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement
No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation, resulting primarily from the reporting of Discontinued Operations as disclosed in Note 2.

2.  DISCONTINUED OPERATIONS

During the second quarter of 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB Opinion No. 30"). In the third quarter of 1999, the operating results from the discontinued segment were adjusted to reflect the recording of additional reserves related to accident claims from prior years. On October 6, 1999, the Company entered into an agreement with Great-West Life and Annuity Insurance Company of Denver,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

which provides for the sale of the Company's EBS business effective March 1, 2000. The Company has recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business. Subsequent to the June 30, 1999 measurement date, operations from the discontinued business generated losses of approximately $8.7 million, net of taxes.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 1999, the discontinued segment had assets of approximately $531.1 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $482.5 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $361.1 million, $398.5 million, and $389.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

3.  REORGANIZATION OF AFC CORPORATE STRUCTURE

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes included transfer of the Company's ownership of Allmerica P&C and all of its subsidiaries, as well as certain other non-insurance subsidiaries, from FAFLIC to AFC, referred to as the "distribution of subsidiaries". The Company retained its ownership of its primary insurance subsidiary, AFLIAC and certain broker dealer and investment management and advisory subsidiaries. AFC contributed capital to FAFLIC in the amount of $125.0 million, consisting of cash and securities of $36.0 million and $89.0 million, respectively, and agreed to maintain the Company's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 requires the prior approval of the Commonwealth of Massachusetts Insurance Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

The equity of the subsidiaries transferred from FAFLIC on July 1, 1999 was $1,274.1 million. As of June 30, 1999, the transferred subsidiaries had total assets of $5,334.1 million, including cash and cash equivalents of $202.2 million, and total revenue of $1,196.5 million.

The Company's consolidated results of operations in 1999 include $107.2 million of net income associated with these subsidiaries through June 30, 1999. The unaudited pro forma information below presents consolidated results of operations as if the reorganization had occurred at the beginning of 1998.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the Company had the transfer occurred at the beginning of 1998, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Revenue.....................................................  $828.0  $750.2
                                                              ======  ======
Net realized capital (losses) gains included in revenue.....   (11.8)   19.6
                                                              ======  ======
Income from continuing operations before taxes..............   192.1   141.2
Income taxes................................................    51.2    41.2
                                                              ------  ------
Net income from continuing operations.......................  $140.9   100.0
(Loss) from operations of discontinued business (less
 applicable income taxes (benefit) of $(10.4), $(7.0) and
 $8.9 for the years ended December 31, 1999, 1998 and 1997,
 respectively...............................................   (17.2)  (13.5)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
(Loss) on disposal of group life and health business,
 including provision of $72.2 for operating losses during
 phase-out period for the tear ended December 31, 1999 (less
 applicable income tax benefit of $16.4)....................   (30.5)   --
                                                              ------  ------
Net income..................................................  $ 93.2  $ 86.5
                                                              ======  ======

4.  ACQUISITION OF MINORITY INTEREST OF CITIZENS CORPORATION

On December 3, 1998 Citizens Acquisition Corporation, a wholly-owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly-owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens Corporation prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997
-------------                                                 --------  --------
Revenue.....................................................  $3,006.6  $2,977.1
                                                              ========  ========
Net realized capital gains included in revenue..............  $   58.1  $   71.6
                                                              ========  ========
Income before taxes and minority interest...................     293.4     332.5
Income taxes................................................     (54.2)    (82.4)
Minority Interest:
  Equity in earnings........................................     (42.6)    (64.1)
                                                              --------  --------
Net income..................................................  $  196.6  $  186.0
                                                              ========  ========

5.  OTHER SIGNIFICANT TRANSACTIONS

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated reinsurer. The reinsurance agreement provides accident year coverage for the three years 1999 to 2001 for the Company's property and casualty business, and is subject to cancellation or commutation annually at the Company's option. The program covers losses and allocated loss adjustment

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses, including those incurred but not yet reported, in excess of a specified whole account loss and allocated LAE ratio. The annual and aggregate coverage limits for losses and allocated LAE are $150.0 million and $300.0 million, respectively. The effect of this agreement on results of operations in each reporting period is based on losses and allocated LAE ceded, reduced by a sliding scale premium of 50.0-67.0% depending on the size of the loss, and increased by a ceding commission of 20.0% of ceded premium. In addition, net investment income is reduced for amounts credited to the reinsurer. Prior to the AFC corporate reorganization, the Company recognized a net benefit of $16.9 million as a result of this agreement, based on year-to-date and annual estimates of losses and allocated loss adjustment expenses for accident year 1999.

On October 29, 1998, the Company announced that it had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the segment consolidated its property and casualty field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $9.0 million, in the fourth quarter of 1998.

Approximately $4.8 million of this loss relates to severance and other employee related costs resulting from the elimination of 306 positions, of which 207 and 106 employees had been terminated as of December 31, 1999 and 1998, respectively. In addition, lease cancellations and contract terminations resulted in losses of approximately $2.5 million and $1.7 million, respectively. The Company made payments of approximately $4.2 million and $0.1 million through June 30, 1999 and in 1998, respectively, related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, relating to the Company's reinsurance pool business. These pools consist primarily of the Company's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998. This loss is reported in 1999 as part of the discontinued operations of the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on substantially all of the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1999, 1998 and 1997, Allmerica P&C redeemed 8,662.7, 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $350.0 million, $125.0 million and $195.0 million, respectively, thereby increasing the Company's total ownership to 84.5% as of June 30, 1999. The increases in the Company's ownership of Allmerica P&C through June 30, 1999, and for 1998 and 1997 were 14.5%, 4.3% and 6.3%, respectively. The 1999 transaction consisted of cash and cash equivalents. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly. The merger has been recognized as a purchase. Total consideration of approximately $798.1 million

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

6.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   62.6     $  1.0      $  0.5    $   63.1
States and political subdivisions.......      13.5        0.1         0.1        13.5
Foreign governments.....................      80.0        2.1         0.1        82.0
Corporate fixed maturities..............   3,206.5       63.2       116.9     3,152.8
Mortgage-backed securities..............     359.0        1.3        11.0       349.3
                                          --------     ------      ------    --------
Total fixed maturities..................  $3,721.6     $ 67.7      $128.6    $3,660.7
                                          ========     ======      ======    ========
Equity securities.......................  $   27.9     $ 24.7      $  1.2    $   51.4
                                          ========     ======      ======    ========

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8     $ 12.0      $ 24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0         5.2     2,486.7
Foreign governments.....................     107.9        7.7         4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8        81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5         2.8       526.6
                                          --------     ------      ------    --------
Total fixed maturities..................  $7,520.8     $282.0      $118.9    $7,683.9
                                          ========     ======      ======    ========
Equity securities.......................  $  253.1     $151.1      $  7.1    $  397.1
                                          ========     ======      ======    ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $18.3 million and $105.4 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  224.4   $  225.7
Due after one year through five years.......................   1,324.0    1,328.4
Due after five years through ten years......................   1,409.1    1,369.9
Due after ten years.........................................     764.1      736.7
                                                              --------   --------
Total.......................................................  $3,721.6   $3,660.7
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 79.0       $ 90.2      $169.2
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................    (254.4)      (122.3)     (376.7)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      78.5       --            78.5
Provision for deferred federal income taxes and minority
 interest...................................................      72.1         64.7       136.8
Distribution of subsidiaries (See Note 3)...................      (5.6)       (17.1)      (22.7)
                                                                ------       ------      ------
                                                                (109.4)       (74.7)     (184.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $(30.4)      $ 15.5      $(14.9)
                                                                ======       ======      ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation, beginning of year.........................    $122.6       $ 86.7      $209.3
                                                                ------       ------      ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)         4.4       (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7         10.7        21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3       --             6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7        (11.6)       27.1
                                                                ------       ------      ------
                                                                 (43.6)         3.5       (40.1)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 79.0       $ 90.2      $169.2
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 71.3       $ 60.1      $131.4
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2         (5.9)       77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7         59.6       110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)      --           (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)       (27.1)      (93.0)
                                                                ------       ------      ------
                                                                  51.3         26.6        77.9
                                                                ------       ------      ------
Net appreciation, end of year...............................    $122.6       $ 86.7      $209.3
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(1.1) million, $0.8 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were $533.6 million and $582.7 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $5.8 million and $11.5 million at December 31, 1999 and 1998, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there were 2 properties remaining in the Company's real estate portfolio which are being actively marketed. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $301.5  $304.4
  Residential...............................................    50.3    52.8
  Retail....................................................    92.2   108.5
  Industrial/warehouse......................................    83.6   110.0
  Other.....................................................    11.8    18.5
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $132.2  $136.1
  Pacific...................................................   133.6   155.1
  East North Central........................................    62.5    80.5
  Middle Atlantic...........................................    50.3    61.2
  West South Central........................................    90.8    54.7
  New England...............................................    40.7    60.7
  Other.....................................................    29.3    45.9
  Valuation allowances......................................    (5.8)  (11.5)
                                                              ------  ------
Total.......................................................  $533.6  $582.7
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows: 2000 -- $108.1 million; 2001 -- $33.9 million; 2002 -- $27.5 million; 2003 -- $40.6 million; 2004 -- $76.4 million; and $234.7 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $11.5       $(2.4)      $ 3.3         $ 5.8
                                                                =====       =====       =====         =====
1998
Mortgage loans..............................................    $20.7       $(6.8)      $ 2.4         $11.5
                                                                =====       =====       =====         =====
1997
Mortgage loans..............................................    $19.6       $ 2.5       $ 1.4         $20.7
Real estate.................................................     14.9         6.0        20.9        --
                                                                -----       -----       -----         -----
Total.......................................................    $34.5       $ 8.5       $22.3         $20.7
                                                                =====       =====       =====         =====

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $18.0 million and $22.0 million, with related reserves of $0.8 million and $6.0 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $21.0 million, $26.1 million and $30.8 million, with related interest income while such loans were impaired of $2.1 million, $3.2 million and $3.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs") and other funding agreements. The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding was $37.1 million and $92.7 million at December 31, 1999 and 1998, respectively. The notional amounts of the contracts represent the extent of the Company's investment but not future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging losses were $0.9 million and $1.8 million in 1999 and 1998, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There was $0.1 million of gains realized on ineffective hedges in 1998. There were no gains or losses in 1999 and 1997.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998      1997
-------------                                                 ---------  ---------  ------
Contracts outstanding, beginning of year....................  $    92.7  $  --      $(33.0)
New contracts...............................................      947.0    1,117.5    (0.2)
Contracts terminated........................................   (1,002.6)  (1,024.8)   33.2
                                                              ---------  ---------  ------
Contracts outstanding, end of year..........................  $    37.1  $    92.7  $ --
                                                              =========  =========  ======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Additionally, in 1999, the Company entered into a foreign

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

currency swap contract to hedge foreign currency exposure on specific fixed rate funding agreements. Interest and principal related to foreign fixed income securities and liabilities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $(4.7) million and $1.2 million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts hedging fixed income securities are reported as an unrealized gain or loss, consistent with the underlying hedged security. Changes in fair value of contracts hedging fixed rate funding agreements are reported as other operating income, consistent with the underlying hedged liability. The net decrease in other operating income related to these contracts was $2.6 million in 1999. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1999, 1998 and 1997. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1999 or 1998.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998    1997
-------------                                                 ------  -----  ------
Contracts outstanding, beginning of year....................  $ 42.6  $42.6  $ 47.6
New contracts...............................................    52.9   --       5.0
Contracts expired...........................................   (24.0)  --     (10.0)
                                                              ------  -----  ------
Contracts outstanding, end of year..........................  $ 71.5  $42.6  $ 42.6
                                                              ======  =====  ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1999 are $8.3 million in 2000, $52.9 million in 2001 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2002, 2003 and 2004.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999 and 1998 were net payables of $4.2 million and $3.9 million, respectively. The Company does not require collateral or other security to support financial instruments with credit risk.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The decrease in net investment income related to interest rate swap contracts was $7.0 million, $2.8 million and $0.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. The fair value of interest rate swap contracts outstanding was $33.1 million and $(28.3) million at December 31, 1999 and 1998, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1999 or 1998.

A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Contracts outstanding, beginning of year....................  $1,112.6  $  244.1  $  5.0
New contracts...............................................     905.4     873.5   244.7
Contracts terminated........................................    (888.5)    --       --
Contracts expired...........................................     (80.0)     (5.0)   (5.6)
Distribution of subsidiaries (Note 3).......................     (23.6)    --       --
                                                              --------  --------  ------
Contracts outstanding, end of year..........................  $1,025.9  $1,112.6  $244.1
                                                              ========  ========  ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1999 are $44.0 million in 2000, $43.1 million in 2001, $83.5 million in 2002,
$536.0 million in 2003, and $319.3 million in 2004. There are no expected maturities of such interest rate swap contracts thereafter.

G.  OTHER SWAP CONTRACTS

The Company enters into insurance portfolio-linked and credit default swap contracts for investment purposes. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with insurance portfolio-linked swap contracts is the inability of the counterparty to meet its obligation. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts, and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1999, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.3) million and $(0.1) million at December 31, 1999 and 1998, respectively. The net amount receivable or payable under insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net (decrease) increase in realized investment gains related to these contracts was $(0.2) million, $1.0 million and $(1.4) million for the years ended December 31, 1999, 1998 and 1997, respectively.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.4 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively. There was no net investment income recognized in 1997.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998    1997
-------------                                                 -------  ------  -------
Contracts outstanding, beginning of year....................  $ 255.0  $ 15.0  $  58.6
New contracts...............................................     50.0   266.3    192.1
Contracts expired...........................................   (115.0)  (26.3)  (211.6)
Contracts terminated........................................    --       --      (24.1)
                                                              -------  ------  -------
Contracts outstanding, end of year..........................  $ 190.0  $255.0  $  15.0
                                                              =======  ======  =======

Expected maturities of other swap contracts outstanding at December 31, 1999 are as follows: $140.0 million in 2000 and $50.0 million in 2001. There are no expected maturities of such other swap contracts in 2002, 2003, 2004 and thereafter.

H.  OTHER

At December 31, 1999 and 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

7.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $415.7  $509.6  $523.3
Mortgage loans..............................................    45.5    57.6    57.1
Equity securities...........................................     1.7     7.2    10.5
Policy loans................................................    12.7    11.9    10.9
Real estate and other long-term investments.................    14.4     7.0    31.5
Short-term investments......................................    26.6    15.6     9.9
                                                              ------  ------  ------
Gross investment income.....................................   516.6   608.9   643.2
Less investment expenses....................................   (13.5)  (15.0)  (23.7)
                                                              ------  ------  ------
Net investment income.......................................  $503.1  $593.9  $619.5
                                                              ======  ======  ======

At December 31, 1999, the company had fixed maturities with a carrying value of $1.0 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

accordance with the original terms of the investments, was a reduction in net income by $1.4 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $18.8 million, $28.7 million and $40.3 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $2.5 million, $3.3 million and $3.9 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $3.3 million and $4.2 million in 1999, 1998 and 1997, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 1999. There were, however, fixed maturities with a carrying value of $0.3 million which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $6.6 million in 1999, losses of $6.3 million in 1998, and income of $7.6 million in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(52.0) $(11.6) $14.2
Mortgage loans..............................................     2.5     8.8   (1.2)
Equity securities...........................................   141.3    63.7   53.5
Real estate and other.......................................     8.5    --      9.8
                                                              ------  ------  -----
Net realized investment gains...............................  $100.3  $ 60.9  $76.3
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS   GROSS
(IN MILLIONS)                                                     SALES      GAINS   LOSSES
-------------                                                 -------------  ------  ------
1999
Fixed maturities............................................    $1,480.5     $  9.2  $ 27.1
Equity securities...........................................       421.2      149.0     7.6

1998
Fixed maturities............................................    $  979.2     $ 17.9  $ 11.3
Equity securities...........................................       258.7       72.8     9.0

1997
Fixed maturities............................................    $1,870.7     $ 27.0  $ 15.9
Equity securities...........................................       144.9       55.5     1.2

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE (LOSS) INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the Consolidated Statements of Comprehensive (Loss)
Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999      1998     1997
-------------                                                 --------  --------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period,
 (includes $22.7 resulting from the distribution of
 subsidiaries in 1999, net of taxes (benefit) and minority
 interest of $(103.3) million, $(20.8) million and $123.7
 million in 1999, 1998 and 1997, respectively)..............  $ (121.9) $   (6.8) $115.5
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes and minority interest
 of $33.5 million, $21.5 million and $30.7 million in 1999,
 1998 and 1997, respectively)...............................     (62.2)     33.3    37.6
                                                              --------  --------  ------
Other comprehensive (loss) income...........................  $ (184.1) $  (40.1) $ 77.9
                                                              ========  ========  ======

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $31.1 million and $(27.1) million at December 31, 1999 and 1998, respectively. In addition, the Company held futures contracts with a carrying value of $(0.9) million and $(1.8) million at December 31, 1999 and 1998, respectively. The fair value of these contracts was $36.8 million and $92.5 million at December 31, 1999 and 1998, respectively.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits. All other liabilities are based on surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  279.3  $  279.3  $  504.0  $  504.0
  Fixed maturities..........................................   3,660.7   3,660.7   7,683.9   7,683.9
  Equity securities.........................................      51.4      51.4     397.1     397.1
  Mortgage loans............................................     521.2     521.9     562.3     587.1
  Policy loans..............................................     170.5     170.5     154.3     154.3
                                                              --------  --------  --------  --------
                                                              $4,683.1  $4,683.8  $9,301.6  $9,326.4
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,316.0  $1,341.4  $1,791.8  $1,830.8
  Supplemental contracts without life contingencies.........      48.8      48.8      37.3      37.3
  Dividend accumulations....................................      88.1      88.1      88.4      88.4
  Other individual contract deposit funds...................      48.4      48.2      61.6      61.1
  Other group contract deposit funds........................     602.9     583.5     700.4     704.0
  Individual fixed annuity contracts........................   1,092.5   1,057.1   1,110.6   1,073.6
  Trust instruments supported by funding obligations........      50.6      49.6     --        --
  Short-term debt...........................................     --        --        221.3     221.3
                                                              --------  --------  --------  --------
                                                              $3,247.3  $3,216.7  $4,011.4  $4,016.5
                                                              ========  ========  ========  ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  CLOSED BLOCK

Included in other income in the Consolidated Statements of Income in 1999, 1998 and 1997 is a net pre-tax contribution from the Closed Block of $13.8 million, $10.4 million and $9.1 million, respectively. Summarized financial information of the Closed Block as of December 31, 1999 and 1998 and for the periods ended December 31, 1999, 1998 and 1997 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $387.4
    and $399.1
    respectively)...........................................  $372.9  $414.2
  Mortgage loans............................................   136.3   136.0
  Policy loans..............................................   201.1   210.9
  Cash and cash equivalents.................................    22.6     9.4
  Accrued investment income.................................    14.0    14.1
  Deferred policy acquisition costs.........................    13.1    15.6
  Other assets..............................................    12.3     2.9
                                                              ------  ------
Total assets................................................  $772.3  $803.1
                                                              ======  ======
Liabilities
  Policy liabilities and accruals...........................  $835.2  $862.9
  Other liabilities.........................................     6.9     9.1
                                                              ------  ------
Total liabilities...........................................  $842.1  $872.0
                                                              ======  ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Revenues
  Premiums and other income.................................  $ 52.1  $ 55.4  $ 58.3
  Net investment income.....................................    53.8    53.3    53.4
  Realized investment (loss) gain...........................    (0.6)    0.1     1.3
                                                              ------  ------  ------
Total revenues..............................................   105.3   108.8   113.0
                                                              ------  ------  ------
Benefits and expenses
  Policy benefits...........................................    88.9    95.0   100.5
  Policy acquisition expenses...............................     2.5     2.7     3.0
  Other operating expenses..................................     0.1     0.7     0.4
                                                              ------  ------  ------
Total benefits and expenses.................................    91.5    98.4   103.9
                                                              ------  ------  ------
Contribution from the Closed Block..........................  $ 13.8  $ 10.4  $  9.1
                                                              ======  ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999     1998     1997
-------------                                                 -------  -------  -------
Cash flows
  Cash flows from operating activities:
  Contribution from the Closed Block........................  $  13.8  $  10.4  $   9.1
  Change in:
    Deferred policy acquisition costs, net..................      2.5      2.6      2.9
    Premiums and other receivables..........................    --         0.3    --
    Policy liabilities and accruals.........................    (13.1)   (13.5)   (11.6)
    Accrued investment income...............................      0.1        -      0.2
    Deferred taxes..........................................    --         0.1     (5.1)
    Other assets............................................     (8.3)     2.4     (2.9)
    Expenses and taxes payable..............................     (2.9)    (2.9)    (2.0)
    Other, net..............................................      0.8     (0.1)    (1.2)
                                                              -------  -------  -------
  Net cash used in operating activities.....................     (7.1)    (0.7)   (10.6)
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........    139.0     83.6    161.6
    Purchases of investments................................   (128.5)  (106.5)  (161.4)
    Other, net..............................................      9.8      7.9     11.4
                                                              -------  -------  -------
  Net cash provided by (used in) investing activities.......     20.3    (15.0)    11.6
                                                              -------  -------  -------
Net increase (decrease) in cash and cash equivalents........     13.2    (15.7)     1.0
Cash and cash equivalents, beginning of year................      9.4     25.1     24.1
                                                              -------  -------  -------
Cash and cash equivalents, end of year......................  $  22.6  $   9.4  $  25.1
                                                              =======  =======  =======

There were no valuation allowances on mortgage loans in the Closed Block at December 31, 1999, 1998 or 1997, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

10.  DEBT

Short-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Short-term
  Commercial paper..........................................  $ --    $ 41.3
  Borrowings under bank credit facility.....................    --     150.0
  Repurchase agreements.....................................    --      30.0
                                                              ------  ------
Total short-term debt.......................................  $ --    $221.3
                                                              ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1999, there was no commercial paper outstanding.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million. These borrowings were repaid in February 1999.

The company utilizes repurchase agreements to finance certain transactions and had approximately $30 million in such agreements outstanding at December 31,1998. There were no repurchase agreements outstanding at December 31, 1999.

In 1999, there was no interest expense related to borrowings under the credit agreement. Interest expense related to borrowings under the credit agreement was approximately $0.7 million and $2.8 million in 1998 and 1997, respectively. All interest expense is recorded in other operating expenses.

In October, 1995, AFC issued Senior Debentures with a face value of $200.0 million, pay interest at a rate of 7 5/8%, and mature on October 16, 2025. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and Allmerica P&C.

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) on continuing operations in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Federal income tax expense (benefit)
  Current...................................................  $88.7   $ 74.6  $74.4
  Deferred..................................................    4.3    (15.4)  14.2
                                                              -----   ------  -----
Total.......................................................  $93.0   $ 59.2  $88.6
                                                              =====   ======  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Expected federal income tax expense on continuing
  operations................................................   $133.9   $107.9  $122.9
  Tax-exempt interest.......................................    (24.2)   (38.9)  (37.9)
  Dividend received deduction...............................    --        (5.1)   (3.2)
  Changes in tax reserve estimates..........................     (8.7)     2.3     7.8
  Tax credits...............................................     (8.5)    (8.5)   (2.7)
  Other, net................................................      0.5      1.5     1.7
                                                               ------   ------  ------
Federal income tax expense on continuing operations.........   $ 93.0   $ 59.2  $ 88.6
                                                               ======   ======  ======

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Deferred tax (assets) liabilities
  AMT carryforwards.........................................  $ --       $ (16.8)
  Loss reserve discounting..................................   (283.5)    (406.6)
  Deferred acquisition costs................................    355.7      345.8
  Employee benefit plans....................................    (52.0)     (45.3)
  Investments, net..........................................    (19.5)     121.7
  Bad debt reserve..........................................    --          (1.8)
  Litigation reserve........................................     (6.0)     (10.9)
  Discontinued operations...................................    (11.7)     --
  Other, net................................................     (1.1)      (5.5)
                                                              -------    -------
Deferred tax asset, net.....................................  $ (18.1)   $ (19.4)
                                                              =======    =======

Gross deferred income tax assets totaled $515.8 million and $486.9 millions at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $497.7 million and $467.5 million at December 31, 1999 and 1998, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1999 there are no available alternative minimum tax credit carryforwards.

The Company's federal income tax returns are routinely audited by the Internal Revenue Services ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992, 1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

12.  PENSION PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple benefit plans to employees and agents of these affiliated Companies, including retirement plans. The salaries of employees and agents covered by these plans and the expenses of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1999, 1998 and 1997 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............  $  19.3    $  19.0    $  19.9
Interest cost...............................................     26.5       25.5       23.5
Expected return on plan assets..............................    (38.9)     (34.9)     (31.2)
Recognized net actuarial loss...............................      0.4        0.4        0.1
Amortization of transition asset............................     (1.4)      (1.8)      (1.9)
Amortization of prior service cost..........................     (2.2)      (1.7)      (2.0)
                                                              -------    -------    -------
  Net periodic pension cost.................................  $   3.7    $   6.5    $   8.4
                                                              =======    =======    =======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.7 million of the net periodic pension cost was allocated to the distributed subsidiaries.

The following table summarizes the status of the plan. At December 31, 1999 and 1998 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligations:
  Projected benefit obligation at beginning of year.........  $ 414.2    $ 370.4
  Service cost -- benefits earned during the year...........     19.3       19.0
  Interest cost.............................................     26.5       25.5
  Actuarial (gains) losses..................................    (44.4)      20.4
  Benefits paid.............................................    (22.9)     (21.1)
                                                              -------    -------
    Projected benefit obligation at end of year.............    392.7      414.2
                                                              -------    -------

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in plan assets:
  Fair value of plan assets at beginning of year............    441.6      395.5
  Actual return on plan assets..............................     51.9       67.2
  Benefits paid.............................................    (22.9)     (21.1)
    Fair value of plan assets at end of year................    470.6      441.6
  Funded status of the plan.................................     77.9       27.4
  Unrecognized transition obligation........................    (21.6)     (23.9)
  Unamortized prior service cost............................    (12.0)     (11.0)
  Unrecognized net actuarial gains..........................   (101.6)     (54.9)
                                                              -------    -------
    Net pension liability...................................  $ (57.3)   $ (62.4)
                                                              =======    =======

As a result of AFC's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $8.9 million and $10.3 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.75% and 6.5% in 1999 and 1998, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1999 and 1998. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 796,462 shares and 973,262 shares of AFC Common Stock at December 31, 1999 and 1998, respectively, with a market value of $44.3 million and $56.3 million at December 31, 1999 and 1998, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1999, 1998 and 1997, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.9 million, $5.6 million and $3.3 million in 1999, 1998 and 1997, respectively. In 1999, subsequent to the AFC corporate reorganization, approximately $1.4 million of the 401(k) expense was allocated to the distributed subsidiaries. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The plan expense in 1999, 1998 and 1997 was $3.1 million, $3.0 million and $2.8 million, respectively.

On January 1, 1998, substantially all of the defined benefit and defined contribution 401(k) plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

13.  OTHER POSTRETIREMENT BENEFIT PLANS

FAFLIC, as the common employer for all AFC Companies ("affiliated Companies"), provides multiple postretirement medical and death benefit plans to employees, agents and retirees of these affiliated Companies. The costs of these plans are charged to the affiliated Companies in accordance with an intercompany cost sharing agreement.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective
January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plans' funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1999       1998
-------------                                                 --------   --------
Change in benefit obligation:
Accumulated postretirement benefit obligation at beginning
  of year...................................................  $  84.0    $  71.8
Service cost................................................      2.9        3.1
Interest cost...............................................      4.6        5.1
Actuarial (gains) losses....................................    (21.2)       7.6
Benefits paid...............................................     (3.5)      (3.6)
                                                              -------    -------
  Accumulated postretirement benefit obligation at end of
    year....................................................     66.8       84.0
                                                              -------    -------
Fair value of plan assets at end of year....................    --         --
                                                              -------    -------
Funded status of the plan...................................    (66.8)     (84.0)
Unamortized prior service cost..............................     (9.8)     (12.9)
Unrecognized net actuarial (gains) losses...................    (13.8)       7.5
                                                              -------    -------
  Accumulated postretirement benefit costs..................  $ (90.4)   $ (89.4)
                                                              =======    =======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Service cost................................................   $  2.9     $  3.1     $  3.0
Interest cost...............................................      4.6        5.1        4.6
Recognized net actuarial loss (gain)........................      0.1        0.1       (0.1)
Amortization of prior service cost..........................     (2.3)      (2.4)      (2.7)
                                                               ------     ------     ------
Net periodic postretirement benefit cost....................   $  5.3     $  5.9     $  4.8
                                                               ======     ======     ======

In 1999, subsequent to the AFC corporate reorganization, approximately $1.1 million of the net periodic postretirement cost was allocated to the distributed subsidiaries.

As a result of AFC's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $4.6 million and $5.4 million in 1999 and 1998, respectively, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1999, health care costs were assumed to increase 6.0% in 2000, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1999 by $4.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.6 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1999 by $3.6 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1999 by $0.5 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.75% and 6.5% at December 31, 1999 and 1998, respectively. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the postretirement medical and death benefits plans previously provided by the affiliated Companies were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid-in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

14.  DIVIDEND RESTRICTIONS

Massachusetts and Delaware have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC and AFLIAC, respectively.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1999 and 1997, no dividends were declared by FAFLIC to AFC. During 1998, FAFLIC paid dividends of $50.0 million to AFC. As of July 1, 1999, FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, was transferred from FAFLIC to AFC. Under an agreement with the Commissioner, any dividend from FAFLIC to AFC for years 2000 and 2001 would require the prior approval of the Commissioner and may require AFC to make additional capital contributions to FAFLIC.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding
December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15.  SEGMENT INFORMATION

The Company offers Asset Accumulation financial products and services. Prior to the AFC corporate reorganization, the Company offered financial products and services in two major areas: Risk Management and Asset Accumulation. Within these broad areas, the Company conducted business principally in three operating segments. These segments were Risk Management, Allmerica Financial Services and Allmerica Asset Management. In accordance with Statement No. 131, the separate financial information of each segment is presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the Company's reportable segments is included below.

In 1999, the Company reorganized its Property and Casualty business and Corporate Risk Management Services operations within the Risk Management segment. Under the new structure, the Risk Management segment manages its business through five distribution channels identified as Hanover North, Hanover South, Citizens Midwest, Allmerica Voluntary Benefits and Allmerica Specialty. During the second quarter of 1999, the Company approved a plan to exit its group life and health business, consisting of its EBS business, its AGU business and its reinsurance pool business. Results of operations from this business, relating to both the current and the prior periods, have been segregated and reported as a component of discontinued operations in the Consolidated Statements of Income. Operating results from this business were previously reported in the Allmerica Voluntary Benefits and Allmerica Specialty distribution channels. Prior to 1999, results of the group life and health business were included in the Corporate Risk Management Services segment, while all other Risk Management business was reflected in the Property and Casualty segment.

The Risk Management segment's property and casualty business is offered primarily through the Hanover North, Hanover South and Citizens Midwest distribution channels utilizing the Company's independent agent network primarily in the Northeast, Midwest and Southeast United States, maintaining a strong regional focus. Allmerica Voluntary Benefits focuses on worksite distribution, which offers discounted property and casualty products through employer sponsored programs, and affinity group property and casualty business. Allmerica Specialty offers special niche property and casualty products in selected markets. On July 1, 1999, AFC made certain changes to its corporate structure as discussed in Note 3. As a result, FAFLIC distributed its interest in the property and casualty business after that date.

The Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in GICs such as the traditional GIC, synthetic GIC and other funding agreements. Funding agreements are investment contracts issued to institutional buyers, such as money market funds, corporate cash management programs and securities lending collateral programs, which typically have short maturities and periodic interest rate resets based on an index such as LIBOR. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. As a result of the aforementioned change in the AFC corporate structure, FAFLIC distributed its ownership of certain investment advisory business as of July 1, 1999.

In addition to the three operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the Legal department.

Management evaluates the results of the aforementioned segments based on a pre-tax and minority interest basis. Segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, discontinued operations, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of segment income enhances understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management...........................................  $1,075.2   $2,220.8   $2,227.3
  Asset Accumulation
    Allmerica Financial Services............................     797.0      721.2      713.9
    Allmerica Asset Management..............................     144.5      121.7       91.1
                                                              --------   --------   --------
        Subtotal............................................     941.5      842.9      805.0
                                                              --------   --------   --------
  Corporate.................................................       0.4        2.3        4.7
  Intersegment revenues.....................................      (0.8)      (7.6)     (11.5)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   2,016.3    3,058.4    3,025.5
                                                              --------   --------   --------
  Adjustment to segment revenues:
      Adjustment for Closed Block...........................     (92.1)     (98.4)    (102.6)
      Change in mortality...................................     --         --          (4.2)
      Net realized gains....................................     100.3       60.9       76.3
                                                              --------   --------   --------
  Total revenues............................................  $2,024.5   $3,020.9   $2,995.0
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       1999       1998       1997
-------------                                                     --------   --------   --------
Segment income (loss) before income taxes and minority interest:
  Risk Management.............................................    $   85.1   $  149.7   $  174.2
  Asset Accumulation
    Allmerica Financial Services..............................       207.1      169.0      134.6
    Allmerica Asset Management................................        21.3       23.7       18.4
                                                                  --------   --------   --------
        Subtotal..............................................       228.4      192.7      153.0
                                                                  --------   --------   --------
  Corporate...................................................       (38.6)     (45.2)     (44.6)
    Segment income before income taxes and minority interest...      274.9      297.2      282.6
  Adjustments to segment income:
    Net realized investment gains, net of amortization........       106.1       52.2       78.5
    Sales practice litigation expense.........................       --         (31.0)     --
    Gain from change in mortality assumptions.................       --         --          47.0
    Loss on cession of disability income business.............       --         --         (53.9)
    Restructuring costs.......................................       --          (9.0)     --
    Other items...............................................       --          (0.8)      (2.8)
                                                                  --------   --------   --------
  Income before taxes and minority interest...................    $  381.0   $  308.6   $  351.4
                                                                  ========   ========   ========

DECEMBER 31,
(IN MILLIONS)                                     1999        1998          1999           1998
-------------                                   ---------   ---------   ------------   ------------
                                                 IDENTIFIABLE ASSETS    DEFERRED ACQUISITION COSTS
Risk Management...............................  $   542.0   $ 6,216.8    $     6.0      $   167.5
Asset Accumulation
  Allmerica Financial Services................   23,410.7    19,407.3      1,213.1          993.1
  Allmerica Asset Management..................    1,381.1     1,810.9          0.4            0.6
                                                ---------   ---------    ---------      ---------
      Subtotal................................   24,791.8    21,218.2      1,213.5          993.7
  Corporate...................................     --            29.6       --             --
                                                ---------   ---------    ---------      ---------
    Total.....................................  $25,333.8   $27,464.6    $ 1,219.5      $ 1,161.2
                                                =========   =========    =========      =========

16.  LEASE COMMITMENTS

Rental expenses for operating leases, including those related to the discontinued operations of the Company, amounted to $22.2 million, $34.9 million and $33.6 million in 1999, 1998 and 1997, respectively. These expenses relate primarily to building leases of the Company. At December 31, 1999, future minimum rental payments under non-cancelable operating leases were approximately $39.9 million, payable as follows: 2000 - $14.1 million; 2001 -- $12.7 million; 2002 -- $8.1 million; 2003 -- $3.6 million, and $1.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 2000.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

17.  REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards No. 113, Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective January 1, 1999, Allmerica P&C entered into a whole account aggregate excess of loss reinsurance agreement with a highly rated insurer (See Note 5). Prior to the AFC corporate reorganization, the Company was subject to concentration of risk with respect to this reinsurance agreement, which represented 10% or more of the Company's reinsurance business. Net premiums earned and losses and loss adjustment expenses ceded under this agreement in 1999 were $21.9 million and $35.0 million, respectively. In addition, the Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). Prior to the AFC corporate reorganization, both CAR and MCCA represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company ceded a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1999, 1998 and 1997 were $20.4 million and $21.4 million, $34.3 million and $38.1 million, and $32.3 million and $28.2 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1999, 1998 and 1997 of $1.8 million and $30.6 million, $3.7 million and $18.0 million, and $9.8 million and $(0.8) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
  Direct....................................................  $   53.5   $   51.4   $   55.9
  Assumed...................................................       0.7        0.7        0.6
  Ceded.....................................................     (50.0)     (47.8)     (29.1)
                                                              --------   --------   --------
Net premiums................................................  $    4.2   $    4.3   $   27.4
                                                              ========   ========   ========
Property and casualty premiums written:
  Direct....................................................  $1,089.0   $1,970.4   $2,068.5
  Assumed...................................................      27.3       58.8      103.1
  Ceded.....................................................    (135.4)     (74.1)    (179.8)
                                                              --------   --------   --------
Net premiums................................................  $  980.9   $1,955.1   $1,991.8
                                                              ========   ========   ========
Property and casualty premiums earned:
  Direct....................................................  $1,047.3   $1,966.8   $2,046.1
  Assumed...................................................      30.3       64.5      102.0
  Ceded.....................................................    (127.3)     (66.1)    (195.1)
                                                              --------   --------   --------
Net premiums................................................  $  950.3   $1,965.2   $1,953.0
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct....................................................  $  391.9   $  359.5   $  397.4
  Assumed...................................................       0.1        0.3        0.4
  Ceded.....................................................     (39.2)     (49.5)     (79.4)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
  expenses..................................................  $  352.8   $  310.3   $  318.4
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
  adjustment expenses:
  Direct....................................................  $  805.6   $1,588.2   $1,464.9
  Assumed...................................................      25.9       62.7      101.2
  Ceded.....................................................    (128.0)    (158.2)    (120.6)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
  expenses..................................................  $  703.5   $1,492.7   $1,445.5
                                                              ========   ========   ========

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $1,161.2   $  965.5   $  822.7
Acquisition expenses deferred...............................     419.2      638.2      614.3
Amortized to expense during the year........................    (240.9)    (449.6)    (472.6)
Adjustment for discontinued operations......................       3.4      ( 0.2)     --
Adjustment to equity during the year........................      39.3        7.3      (11.1)
Adjustment due to distribution of subsidiaries..............    (162.7)     --         --
Adjustment for cession of disability income insurance.......     --         --         (38.6)
Adjustment for revision of universal and variable universal
  life insurance mortality assumptions......................     --         --          50.8
                                                              --------   --------   --------
Balance at end of year......................................  $1,219.5   $1,161.2   $  965.5
                                                              ========   ========   ========

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

19.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $601.3 million and $568.0 million at December 31, 1999 and 1998, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $51.2 million and $14.6 million in 1999 and 1998, respectively. The increase in 1999 resulted from the Company's reserve strengthening primarily in the EBS and reinsurance pool business. The 1998 increase also resulted from the Company's reserve strengthening, primarily in the assumed reinsurance and stop loss only business.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,597.3   $2,615.4   $2,744.1
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year..........     795.6    1,609.0    1,564.1
  Decrease in provision for insured events of prior years...     (96.1)    (127.2)    (127.9)
                                                              --------   --------   --------
Total incurred losses and LAE...............................     699.5    1,481.8    1,436.2
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current
    year....................................................     342.1      871.9      775.1
  Losses and LAE attributable to insured events of prior
    years...................................................     424.2      643.0      732.1
                                                              --------   --------   --------
Total payments                                                   766.3    1,514.9    1,507.2
Change in reinsurance recoverable on unpaid losses..........      44.3       15.0      (50.2)
Distribution of subsidiaries................................  (2,574.8)     --         --
Other (1)...................................................     --         --          (7.5)
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $  --      $2,597.3   $2,615.4
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the reserves have been re-estimated for all prior accident years and were decreased by $96.1 million, $127.2 million and $127.9 million in 1999, 1998 and 1997, respectively, reflecting increased favorable development on reserves for both losses and loss adjustment expenses.

Favorable development on prior years' loss reserves was $52.0 million, $58.9 million, and $87.2 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. Favorable development on prior year's loss adjustment expense reserves was $44.1 million, $68.3 million, and $40.7 million prior to the AFC corporate reorganization in 1999 and for the years ended December 31, 1998 and 1997, respectively. The increase in favorable development 1998 is primarily attributable to claims process improvement initiatives taken by the Company. The Company has lowered claim settlement costs through increased utilization of in-house attorneys and consolidation of claim offices.

This favorable development reflects the Company's reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Risk Management segment, the exposure to environmental liabilities is relatively small and therefore its reserves are relatively small compared to other types of liabilities. Due to the AFC corporate reorganization, the Company had no exposure for this item at December 31, 1999. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the reserve for losses and LAE, were $49.9 million and $53.1 million, net of reinsurance of $14.2 million and $15.7 million in 1998 and 1997, respectively. The Company does not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Company may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

current law and methodologies currently available. Although these claims are not significant, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become significant. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

20.  MINORITY INTEREST

As a result of the Company's divestiture of certain of its subsidiaries including its 84.5% ownership of the outstanding shares of the common stock of Allmerica P&C effective July 1, 1999, there is no minority interest reflected on the Consolidated Balance Sheets as of December 31, 1999. In prior years, the Company's interest in Allmerica P&C was represented by ownership of 70.0% and 65.8% of the outstanding shares of common stock at December 31, 1998 and 1997, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements through the period ended June 30, 1999 and for the years ended December 31, 1998 and 1997.

21.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However,

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position.

Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1999       1998       1997
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
  Property and Casualty Companies...........................   $322.6    $  180.7   $  190.3
  Life and Health Companies.................................    239.0        86.4      191.2

Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies (See Note 3)..............   $--       $1,269.3   $1,279.6
  Life and Health Companies.................................    590.1     1,164.1    1,221.3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Allmerica Select Separate Account II of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account II of First Allmerica Financial Life Insurance Company at December 31, 1999, the results of each of their operations and the changes in each of their net assets for the period January 4, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provides a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                            SELECT                     SELECT                                         SELECT
                               MONEY      AGGRESSIVE     SELECT        GROWTH      SELECT VALUE       SELECT       INTERNATIONAL
                               MARKET       GROWTH       GROWTH      AND INCOME    OPPORTUNITY        INCOME          EQUITY
                             ----------  ------------  -----------  ------------  --------------  --------------  ---------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust....................  $ 172,933    $  131,360    $ 256,763    $  190,906     $   90,061      $  94,781       $  147,181
Investments in shares of
  Fidelity Variable
  Insurance Products Funds
  (VIP)....................         --            --           --            --             --             --               --
Investment in shares of T.
  Rowe Price International
  Series, Inc..............         --            --           --            --             --             --               --
                             ---------    ----------    ---------    ----------     ----------      ---------       ----------
  Total assets.............    172,933       131,360      256,763       190,906         90,061         94,781          147,181

LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance
  Company (Sponsor)........     48,599            --           --            --             --             --               --
                             ---------    ----------    ---------    ----------     ----------      ---------       ----------
  Net assets...............  $ 124,334    $  131,360    $ 256,763    $  190,906     $   90,061      $  94,781       $  147,181
                             =========    ==========    =========    ==========     ==========      =========       ==========

Net asset distribution by
  category:
  Variable life policies...  $ 124,313    $  131,332    $ 256,763    $  190,906     $   90,042      $  94,761       $  147,181
  Value of investment by
    First Allmerica
     Financial Life
     Insurance Company
     (Sponsor).............         21            28           --            --             19             20               --
                             ---------    ----------    ---------    ----------     ----------      ---------       ----------
                             $ 124,334    $  131,360    $ 256,763    $  190,906     $   90,061      $  94,781       $  147,181
                             =========    ==========    =========    ==========     ==========      =========       ==========

Units outstanding, December
  31, 1999.................    119,827        94,511      197,409       161,827         95,138         96,215          115,276
Net asset value per unit,
  December 31, 1999........  $1.037613    $ 1.389893    $1.300666    $ 1.179689     $ 0.946638      $0.985099       $ 1.276770

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                               DECEMBER 31, 1999

                                 SELECT         SELECT        SELECT      FIDELITY      FIDELITY       FIDELITY    T. ROWE PRICE
                                CAPITAL        EMERGING      STRATEGIC       VIP           VIP           VIP       INTERNATIONAL
                              APPRECIATION     MARKETS        GROWTH     HIGH INCOME  EQUITY-INCOME     GROWTH         STOCK
                              ------------  --------------  -----------  -----------  -------------  ------------  --------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust.....................   $  73,344      $  32,110      $  52,950    $      --    $       --     $      --     $        --
Investments in shares of
  Fidelity Variable
  Insurance Products Funds
  (VIP).....................          --             --             --      122,089       154,101        88,924              --
Investment in shares of T.
  Rowe Price International
  Series, Inc...............          --             --             --           --            --            --         101,465
                               ---------      ---------      ---------    ---------    ----------     ---------     -----------
  Total assets..............      73,344         32,110         52,950      122,089       154,101        88,924         101,465

LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance
  Company (Sponsor).........          --             --             --           --            --            --              --
                               ---------      ---------      ---------    ---------    ----------     ---------     -----------
  Net assets................   $  73,344      $  32,110      $  52,950    $ 122,089    $  154,101     $  88,924     $   101,465
                               =========      =========      =========    =========    ==========     =========     ===========

Net asset distribution by
  category:
  Variable life policies....   $  73,319      $  32,078      $  52,927    $ 122,089    $  154,101     $  88,897     $   101,440
  Value of investment by
    First Allmerica
     Financial Life
     Insurance Company
     (Sponsor)..............          25             32             23           --            --            27              25
                               ---------      ---------      ---------    ---------    ----------     ---------     -----------
                               $  73,344      $  32,110      $  52,950    $ 122,089    $  154,101     $  88,924     $   101,465
                               =========      =========      =========    =========    ==========     =========     ===========

Units outstanding, December
  31, 1999..................      58,393         20,027         45,981      114,162       145,064        65,051          78,735
Net asset value per unit,
  December 31, 1999.........   $1.256031      $1.603334      $1.151552    $1.069436    $ 1.062300     $1.366979     $  1.288696

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                            STATEMENTS OF OPERATIONS

                                                    SELECT                  SELECT                                    SELECT
                                        MONEY     AGGRESSIVE    SELECT      GROWTH    SELECT VALUE     SELECT      INTERNATIONAL
                                        MARKET      GROWTH      GROWTH    AND INCOME  OPPORTUNITY      INCOME         EQUITY
                                       FOR THE     FOR THE     FOR THE     FOR THE      FOR THE       FOR THE         FOR THE
                                        PERIOD      PERIOD      PERIOD      PERIOD       PERIOD        PERIOD         PERIOD
                                      1/4/99* TO  1/4/99* TO  1/4/99* TO  1/4/99* TO   1/4/99* TO    1/4/99* TO     1/4/99* TO
                                       12/31/99    12/31/99    12/31/99    12/31/99     12/31/99      12/31/99       12/31/99
                                      ----------  ----------  ----------  ----------  ------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends.........................  $   4,240    $     --    $      1    $    338     $     --      $  1,980      $       --
                                      ---------    --------    --------    --------     --------      --------      ----------

EXPENSES:
  Mortality and expense risk fees...        521         151         314         265          131           129             170
  Administrative expense fees.......        122          35          74          63           30            31              40
                                      ---------    --------    --------    --------     --------      --------      ----------
    Total expenses..................        643         186         388         328          161           160             210
                                      ---------    --------    --------    --------     --------      --------      ----------
    Net investment income (loss)....      3,597        (186)       (387)         10         (161)        1,820            (210)
                                      ---------    --------    --------    --------     --------      --------      ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors..............         --          --          44         175           99             4              --
  Net realized gain (loss) from
    sales of investments............         --          68         965         395           --            (7)             66
                                      ---------    --------    --------    --------     --------      --------      ----------
    Net realized gain (loss)........         --          68       1,009         570           99            (3)             66
  Net unrealized gain (loss)........         --      23,555      43,945      17,129        6,554        (1,456)         21,503
                                      ---------    --------    --------    --------     --------      --------      ----------
    Net realized and unrealized gain
     (loss).........................         --      23,623      44,954      17,699        6,653        (1,459)         21,569
                                      ---------    --------    --------    --------     --------      --------      ----------
    Net increase (decrease) in net
     assets from operations.........  $   3,597    $ 23,437    $ 44,567    $ 17,709     $  6,492      $    361      $   21,359
                                      =========    ========    ========    ========     ========      ========      ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                                      SELECT       SELECT      SELECT      FIDELITY      FIDELITY       FIDELITY    T. ROWE PRICE
                                     CAPITAL      EMERGING   STRATEGIC       VIP            VIP           VIP       INTERNATIONAL
                                   APPRECIATION   MARKETS      GROWTH    HIGH INCOME   EQUITY-INCOME     GROWTH         STOCK
                                     FOR THE      FOR THE     FOR THE      FOR THE        FOR THE       FOR THE        FOR THE
                                      PERIOD       PERIOD      PERIOD       PERIOD        PERIOD         PERIOD        PERIOD
                                    1/4/99* TO   1/4/99* TO  1/4/99* TO   1/4/99* TO    1/4/99* TO     1/4/99* TO    1/4/99* TO
                                     12/31/99     12/31/99    12/31/99     12/31/99      12/31/99       12/31/99      12/31/99
                                   ------------  ----------  ----------  ------------  -------------  ------------  -------------
INVESTMENT INCOME:
  Dividends......................   $       --    $     47    $    148    $        2     $      --      $     --      $    367
                                    ----------    --------    --------    ----------     ---------      --------      --------

EXPENSES:
  Mortality and expense risk
    fees.........................           97          44          60           179           211            93           127
  Administrative expense fees....           22          11          14            42            50            22            30
                                    ----------    --------    --------    ----------     ---------      --------      --------
    Total expenses...............          119          55          74           221           261           115           157
                                    ----------    --------    --------    ----------     ---------      --------      --------
    Net investment income
     (loss)......................         (119)         (8)         74          (219)         (261)         (115)          210
                                    ----------    --------    --------    ----------     ---------      --------      --------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......            2          --          --            --             1             2         1,153
  Net realized gain (loss) from
    sales of investments.........           37          16          20             4             1            26           394
                                    ----------    --------    --------    ----------     ---------      --------      --------
    Net realized gain (loss).....           39          16          20             4             2            28         1,547
  Net unrealized gain (loss).....       11,923       6,804       6,176         4,259         3,290        11,081        17,259
                                    ----------    --------    --------    ----------     ---------      --------      --------
    Net realized and unrealized
     gain (loss).................       11,962       6,820       6,196         4,263         3,292        11,109        18,806
                                    ----------    --------    --------    ----------     ---------      --------      --------
    Net increase (decrease) in
     net assets from
     operations..................   $   11,843    $  6,812    $  6,270    $    4,044     $   3,031      $ 10,994      $ 19,016
                                    ==========    ========    ========    ==========     =========      ========      ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               SELECT                      SELECT                                     SELECT
                                 MONEY       AGGRESSIVE      SELECT        GROWTH     SELECT VALUE     SELECT      INTERNATIONAL
                                 MARKET        GROWTH        GROWTH      AND INCOME   OPPORTUNITY      INCOME         EQUITY
                                 PERIOD        PERIOD        PERIOD        PERIOD        PERIOD        PERIOD         PERIOD
                              FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*   FROM 1/4/99*
                              TO 12/31/99   TO 12/31/99   TO 12/31/99   TO 12/31/99   TO 12/31/99   TO 12/31/99     TO 12/31/99
                              ------------  ------------  ------------  ------------  ------------  ------------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................  $     3,597     $   (186)     $   (387)     $     10      $   (161)     $  1,820      $     (210)
    Net realized gain
      (loss)................           --           68         1,009           570            99            (3)             66
    Net unrealized gain
      (loss)................           --       23,555        43,945        17,129         6,554        (1,456)         21,503
                              -----------     --------      --------      --------      --------      --------      ----------
    Net increase (decrease)
      in net assets from
      operations............        3,597       23,437        44,567        17,709         6,492           361          21,359
                              -----------     --------      --------      --------      --------      --------      ----------

  FROM POLICY TRANSACTIONS:
    Net premiums............    1,392,350       13,531        15,729        12,570         6,878         7,409          15,194
    Insurance and other
      charges...............      (12,873)      (1,966)       (3,037)       (2,629)       (1,387)       (1,366)         (1,920)
    Transfers between
      sub-accounts
      (including fixed
      account), net.........   (1,257,567)      96,296       198,475       162,752        78,057        88,356         112,457
    Other transfers from
      (to) the General
      Account...............       (1,193)          42         1,033           508             1             1              95
    Net increase (decrease)
      in investment by
      Sponsor...............           20           20            (4)           (4)           20            20              (4)
                              -----------     --------      --------      --------      --------      --------      ----------
    Net increase (decrease)
      in net assets from
      policy transactions...      120,737      107,923       212,196       173,197        83,569        94,420         125,822
                              -----------     --------      --------      --------      --------      --------      ----------
    Net increase (decrease)
      in net assets.........      124,334      131,360       256,763       190,906        90,061        94,781         147,181

NET ASSETS:
  Beginning of year.........           --           --            --            --            --            --              --
                              -----------     --------      --------      --------      --------      --------      ----------
  End of year...............  $   124,334     $131,360      $256,763      $190,906      $ 90,061      $ 94,781      $  147,181
                              ===========     ========      ========      ========      ========      ========      ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                                  SELECT        SELECT        SELECT       FIDELITY      FIDELITY       FIDELITY    T. ROWE PRICE
                                 CAPITAL       EMERGING     STRATEGIC        VIP            VIP           VIP       INTERNATIONAL
                               APPRECIATION    MARKETS        GROWTH     HIGH INCOME   EQUITY-INCOME     GROWTH         STOCK
                                  PERIOD        PERIOD        PERIOD        PERIOD        PERIOD         PERIOD        PERIOD
                               FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*  FROM 1/4/99*   FROM 1/4/99*  FROM 1/4/99*
                               TO 12/31/99   TO 12/31/99   TO 12/31/99   TO 12/31/99    TO 12/31/99   TO 12/31/99    TO 12/31/99
                               ------------  ------------  ------------  ------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).................   $     (119)    $     (8)     $     74     $     (219)    $    (261)     $   (115)     $    210
    Net realized gain
      (loss).................           39           16            20              4             2            28         1,547
    Net unrealized gain
      (loss).................       11,923        6,804         6,176          4,259         3,290        11,081        17,259
                                ----------     --------      --------     ----------     ---------      --------      --------
    Net increase (decrease)
      in net assets from
      operations.............       11,843        6,812         6,270          4,044         3,031        10,994        19,016
                                ----------     --------      --------     ----------     ---------      --------      --------

  FROM POLICY TRANSACTIONS:
    Net premiums.............        6,511        3,058         2,475          8,425        11,895        11,885         8,728
    Insurance and other
      charges................       (1,217)        (529)         (737)        (2,407)       (2,274)       (1,814)       (1,398)
    Transfers between
      sub-accounts (including
      fixed account), net....       56,188       22,744        44,919        112,029       141,490        67,806        74,770
    Other transfers from (to)
      the General Account....           (1)           5             3             (1)          (40)           33           329
    Net increase (decrease)
      in investment by
      Sponsor................           20           20            20             (1)           (1)           20            20
                                ----------     --------      --------     ----------     ---------      --------      --------
    Net increase (decrease)
      in net assets from
      policy transactions....       61,501       25,298        46,680        118,045       151,070        77,930        82,449
                                ----------     --------      --------     ----------     ---------      --------      --------
    Net increase (decrease)
      in net assets..........       73,344       32,110        52,950        122,089       154,101        88,924       101,465

NET ASSETS:
  Beginning of year..........           --           --            --             --            --            --            --
                                ----------     --------      --------     ----------     ---------      --------      --------
  End of year................   $   73,344     $ 32,110      $ 52,950     $  122,089     $ 154,101      $ 88,924      $101,465
                                ==========     ========      ========     ==========     =========      ========      ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Allmerica Select Separate Account II (Allmerica Select II) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on June 1, 1996, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica
Select II are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select II cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select II currently offers fourteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), an indirect wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.. The Trust, Fidelity VIP and T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Allmerica Select II. Therefore, no provision for income taxes has been charged against Allmerica Select II.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                               PORTFOLIO INFORMATION
                                                        -----------------------------------
                                                                                  NET ASSET
                                                         NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                      SHARES        COST      PER SHARE
--------------------                                    -----------  -----------  ---------
Money Market..........................................     172,933   $  172,933    $ 1.000
Select Aggressive Growth..............................      38,511      107,805      3.411
Select Growth.........................................      84,212      212,818      3.049
Select Growth and Income..............................      98,761      173,777      1.933
Select Value Opportunity..............................      59,211       83,507      1.521
Select Income.........................................      99,455       96,237      0.953
Select International Equity...........................      72,467      125,678      2.031
Select Capital Appreciation...........................      35,725       61,421      2.053
Select Emerging Markets...............................      24,853       25,306      1.292
Select Strategic Growth...............................      47,025       46,774      1.126
Fidelity VIP High Income..............................      10,795      117,830     11.310
Fidelity VIP Equity-Income............................       5,994      150,811     25.710
Fidelity VIP Growth...................................       1,619       77,843     54.930
T. Rowe Price International Stock.....................       5,329       84,206     19.040

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.80% per annum. During the first 10 policy years, the Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), an indirect wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Allmerica Select II. Broker-dealers sell the policies through their registered representatives who are appointed by Allmerica Investments. Commissions are paid to such registered representatives by the Company. The current series of policies have a contingent surrender charge comprised of a deferred administrative charge and a deferred sales charge.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select II satisfies the current requirements of the regulations, and it intends that Allmerica Select II will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Allmerica Select II during the year ended December 31, 1999 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Money Market................................................  $1,769,014   $1,596,081
Select Aggressive Growth....................................     109,181        1,444
Select Growth...............................................     221,466        9,613
Select Growth and Income....................................     180,673        7,291
Select Value Opportunity....................................      84,396          889
Select Income...............................................      97,309        1,065
Select International Equity.................................     126,883        1,271
Select Capital Appreciation.................................      62,191          807
Select Emerging Markets.....................................      25,758          468
Select Strategic Growth.....................................      47,302          548
Fidelity VIP High Income....................................     119,508        1,682
Fidelity VIP Equity-Income..................................     152,241        1,431
Fidelity VIP Growth.........................................      79,243        1,426
T. Rowe Price International Stock...........................      88,509        4,697
                                                              ----------   ----------
Totals......................................................  $3,163,674   $1,628,713
                                                              ==========   ==========

NOTE 7 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                   CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N8B-2
The prospectus consists of 71 pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

1.  Actuarial  Consent
2.  Opinion of Counsel
3.  Consent of Independent Accountants

The following exhibits:

1.  Exhibit 1 (Exhibits required by paragraph A of the instructions to Form
    N8B-2)

    (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 establishing the Allmerica Select Separate
        Account II was previously filed in the Initial Registration Statement (Registration Statement No. 333-15569), and is incorporated by reference herein.

    (2) Not Applicable.

    (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

        (b) Registered Representatives/Agents Agreement was previously filed in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

        (c) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and are incorporated by reference herein.

        (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

        (e) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and is incorporated by reference herein

        (f) Career Agent Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

    (4) Not Applicable.

    (5) Policy and Policy Riders were previously filed in Registrant's Initial Registration Statement, and are incorporated by reference herein.

    (6) Articles of Incorporation and Bylaws of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 3 (Registration Statement No. 33-74184), and are incorporated by reference herein.

    (7) Not Applicable.

    (8) (a) Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 9 of
            Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein.

        (b) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

        (c) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 9 of Registration Statement No. 33-71056/811-8130, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

        (d) Fidelity Service Agreement was previously filed on April 30, 1996, in Post-Effective Amendment No. 4 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

        (e) An Amendment to the Fidelity Service Agreement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6 (Registration Statement No. 33-74184), and is incorporated by reference herein.

        (f) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and is incorporated by reference herein.

        (g) Fidelity Service Contract was previously filed on May 1, 1997 in Post-Effective Amendment No. 6 (Registration Statement
            No. 33-74184), and is incorporated by reference herein.

    (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No. 8 (Registration Statement No. 33-74184), and are incorporated by reference herein.

        (b) Directors' Power of Attorney is filed herewith.

    (10)Form of Application was previously filed in Registrant's Initial Registration Statement, and is incorporated by reference herein.

2.  Policy and Policy riders are as set forth in Exhibit 1(5) above.

3.  Opinion of Counsel is filed herewith.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial Consent is filed herewith.

7. Procedures Memorandum pursuant to Rule 63-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule
    63-3(T)(b)(13)(v)(B) was previously filed in Registrant's Initial Registration Statement, and is incorporated by reference herein.

8.  Consent of Independent Accountants is filed herewith.

                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of April, 2000.

               ALLMERICA SELECT SEPARATE ACCOUNT II
        OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                          By: /s/ Mary Eldridge
                          -------------------------
                          Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                     Title                                                 Date
----------                     -----                                                 ----
/s/ Warren E. Barnes          Vice President and Corporate Controller                April 3, 2000
----------------------------
Warren E. Barnes

Edward J. Parry*              Director, Vice President and Chief Financial Officer
----------------------------

Richard M. Reilly*            Director and Vice President
----------------------------

John F. O'Brien*              Director, President  and Chief Executive Officer
----------------------------

Bruce C. Anderson*            Director and Vice President
----------------------------

Mark R. Colborn*              Director and Vice President
----------------------------

John P. Kavanaugh*            Director, Vice President and Chief Investment Officer
----------------------------

J. Kendall Huber*             Director, Vice President and General Counsel
----------------------------

J. Barry May*                 Director
----------------------------

James R. McAuliffe*           Director
----------------------------

Robert P. Restrepo, Jr.*      Director and Vice President
----------------------------

Eric A. Simonsen*             Director and Vice President
----------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 2, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-62369)

                                 EXHIBIT TABLE

Exhibit 1(9)(b)    Directors' Power of Attorney

Exhibit 3          Opinion of Counsel

Exhibit 6          Actuarial Consent

Exhibit 8          Consent of Independent Accountants